                                                               EXHIBIT 10.12

           INTERCONNECTION AGREEMENT UNDER SECTIONS 251 AND 252 OF THE
                         TELECOMMUNICATIONS ACT OF 1996

                          Dated as of February 24, 1999

                                 by and between

                  NEW ENGLAND TELEPHONE AND TELEGRAPH COMPANY,
                                      d/b/a
                          BELL ATLANTIC - RHODE ISLAND

                                       and

                                HARVARD NET, INC.

           INTERCONNECTION AGREEMENT UNDER SECTIONS 251 AND 252 OF THE
                         TELECOMMUNICATIONS ACT OF 1996

      This Interconnection Agreement (this "Agreement"), under Sections 251 and 252 of the Telecommunications Act of 1996 (the "Act"), is effective as of the 24th day of February, 1999 (the "Effective Date"), by and between New England Telephone and Telegraph Company, d/b/a Bell Atlantic - Rhode Island ("BA"), a Rhode Island corporation with offices at 185 Franklin Street, Boston, Massachusetts, 02110, and Harvard Net, Inc., ("HarvardNet") a Delaware corporation with offices at 500 Rutherford Avenue, Charlestown, Massachusetts, 02129 (each a "Party" and, collectively, the "Parties").

      WHEREAS, HarvardNet has requested that BA make available to HarvardNet Interconnection service and unbundled Network Elements upon the same terms and conditions as provided in the Interconnection Agreement (and amendments thereto) between Brooks Fiber Communications and BA, dated as of May 22, 1997, for Rhode Island, approved by the Commission under Section 252 of the Act the (the, "Separate Agreement") and attached as Appendix 1 hereto; and

      WHEREAS, BA has undertaken to make such terms and conditions available to HarvardNet hereby only because of and, to the extent required by, Section 252(i) of the Act.

      NOW, THEREFORE, in consideration of the mutual provisions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, HarvardNet and BA hereby agree as follows:

      1.0 Incorporation of Appendices by Reference

      1.1 Except as expressly stated herein, the terms and conditions of the Separate Agreement (as set forth in Appendix 1 hereto), as it is in effect on the date hereof after giving effect to operation of law, and of the other Appendices hereto, are incorporated by reference in their entirety herein and form an integral part of this Agreement.

      1.2 References in Appendix 1 hereto to Brooks Fiber Communications or to Brooks Fiber shall for purposes of this Agreement be deemed to refer to HarvardNet.

      1.3 References in Appendix 1 hereto to the "Effective Date", the date of effectiveness thereof and like provisions shall for purposes of this Agreement be deemed to refer to the date first written above. Unless terminated earlier in accordance with the terms of Appendix 1 hereto, this Agreement shall continue in effect in accordance with Section 21 of Appendix 1 until the Separate Agreement expires or is otherwise terminated.

      1.4 All references in Appendix 1 hereto to "800/888" shall be deleted in their entirety and replaced with the following: "800/888/877".

      1.5 The Joint Network Configuration and Grooming Plan referred to in
Section 8.1 of Appendix 1 hereto shall be developed upon the request of either Party within a reasonable amount of time after receipt of such request, but an initial plan shall be established no more than six months after the request is made.

      1.6 If HarvardNet so requests, at such time as BA makes available the Performance Monitoring Reports set forth in the Memorandum Opinion and Order adopted by the FCC on August 14, 1997 (the "FCC Merger Order") to other Telecommunications Carriers purchasing Interconnection from BA, BA shall provide HarvardNet with the Performance Monitoring Reports applicable to HarvardNet in accordance with the requirements of said FCC Merger Order in lieu of the quarterly performance reports set forth in Schedules 27.2A through 27.2D thereto.

      1.7 Notices to HarvardNet under Section 29.12 of Appendix 1 hereto shall be sent to the following address:

            Harvard Net, Inc.
            Attn: Melanie Haratunian
                  General Counsel
            500 Rutherford Avenue
            Charlestown, MA 02129

      1.8 Notices to BA under Section 29.12 of Appendix 1 hereto shall be sent to the following address:

            President - Telecom Industry Services
            Bell Atlantic Corporation
            1095 Avenue of the Americas
            40th Floor
            New York, New York 10036
            Facsimile: (212) 597-2585

            with a copy to:

            Bell Atlantic Network Services, Inc.
            Attn: Jack H. White
                  Associate General Counsel
            1320 N. Court House Road, 8th Floor
            Arlington, Virginia 22201
            Telephone: (703) 974-1368
            Facsimile:  (703) 974-0744

            with a copy to:

            Bell Atlantic Rhode Island
            Attn: Bruce P. Beausejour
                  General Counsel
            Room 1403
            185 Franklin Street
            Boston, Massachusetts 02110
            Telephone: (617) 743-2323
            Facsimile: (617) 737-0648

      1.9 Schedule 4.0 set forth at Appendix 2 hereto shall replace and supersede in its entirety Schedule 4.0 of Appendix 1 hereto.

      2.0 Clarifications

      2.1 BA and HarvardNet have entered into this Agreement in accordance with the requirements of 47 USC ss. 252(i). However, BA has advised HarvardNet that BA disputes the applicability of the Separate Agreement's Reciprocal Compensation arrangements to traffic that is transmitted to or returned from the Internet at any point during the duration of the transmission ("Internet Traffic"), (herein the "Disputed Issue"). BA believes that Internet Traffic is not "Local Traffic" pursuant to Section 5.7 of the Separate Agreement and HarvardNet disagrees.

      2.2 The execution of this Agreement does not constitute (1) an admission by either Party that the other Party's interpretation thereof is lawful or reasonable; or (2) a release or waiver by either Party of its claims and defenses pertaining to the Disputed Issue. Bell Atlantic agrees to be bound by the terms of the Separate Agreement only as and to the extent required by
Section 252(i). Moreover, the entry into, filing and performance by the Parties of this Agreement does not in any way constitute a waiver by either Party of any of the rights and remedies it may have pursuant to Section 28 of the Separate Agreement. Nor does it constitute a waiver of any right available under Applicable Law, in connection with either the Disputed Issue or with HarvardNet's election under 47 U.S.C. ss. 252(i): (1) to petition the Commission, other administrative body or court for reconsideration or reversal of any determination made by such body or court or (2) to seek enforcement or review of this Agreement or the Separate Agreement.

      IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of this 24th day of February, 1999.

HARVARDNET, INC.                        BELL ATLANTIC-RHODE ISLAND, INC.


By: /s/ Mark Washburn                   By: /s/ Jeffrey A. Masoner
   ---------------------------             ------------------------------------

Printed: Mark Washburn                  Printed: Jeffrey A. Masoner
        ----------------------             ------------------------------------

Title: President & CEO                  Title: Vice-President - Interconnection
       -------------------------               Services Policy & Planning
                                               --------------------------------

                                   APPENDIX 1

           INTERCONNECTION AGREEMENT UNDER SECTIONS 251 AND 252 OF THE
                         TELECOMMUNICATIONS ACT OF 1996

                            Dated as of May 22, 1997

                                 by and between

                   NEW ENGLAND TELEPHONE AND TELEGRAPH COMPANY

                                       and

                           BROOKS FIBER COMMUNICATIONS

                                FOR RHODE ISLAND

                                TABLE OF CONTENTS

Section                                                                     Page

1.0   DEFINITIONS                                                              1

2.0   INTERPRETATION AND CONSTRUCTION                                          7

3.0   SCOPE                                                                    7

4.0   INTERCONNECTION PURSUANT TO SECTION 251(c)(2)                            7
      4.1   Scope                                                              7
      4.2   Physical Architecture                                              8
      4.3   Initial Interim Architecture                                       8
      4.4   Technical Specifications                                           8

5.0   TRANSMISSION AND ROUTING OF TELEPHONE EXCHANGE SERVICE TRAFFIC
      PURSUANT TO SECTION 251(c)(2)                                            9
      5.1   Scope of Traffic                                                   9
      5.2   Switching System Hierarchy                                         9
      5.3   Trunk Group Architecture and Traffic Routing                      10
      5.4   Signaling                                                         11
      5.5   Grades of Service                                                 11
      5.6   Measurement and Billing                                           11
      5.7   Reciprocal Compensation Arrangements -- Section 251(b)(5)         12
      5.8   Municipal Calling Service                                         13

6.0   TRANSMISSION AND ROUTING OF EXCHANGE ACCESS TRAFFIC PURSUANT TO
      SECTION 251(c)(2)                                                       13
      6.1   Scope of Traffic                                                  13
      6.2   Trunk Group Architecture and Traffic Routing                      13
      6.3   Meet-Point Billing Arrangements                                   14

7.0   TRANSPORT AND TERMINATION OF OTHER TYPES OF TRAFFIC                     14
      7.1   Information Services Traffic                                      14
      7.2   Tandem Transient Service                                          15
      7.3   Dedicated Transit Service                                         16
      7.4   911/E911 Arrangements                                             17

8.0   JOINT NETWORK CONFIGURATION AND GROOMING PLAN; INSTALLATION,
      MAINTENANCE, TESTING AND REPAIR                                         18
      8.1   Joint Network  Configuration and Grooming Plan                    18
      8.2   Installation, Maintenance, Testing and Repair                     18

9.0   UNBUNDLED ACCESS -- SECTION 251(c)(3)                                   18
      9.1   Local Link Transmission Types                                     18
      9.2   ADSL and HDSL                                                     19
      9.3   Port Types                                                        20
      9.4   Private Lines and Special Access                                  20
      9.5   Limitations on Unbundled Access                                   21
      9.6   Availability of Other Network Elements on an Unbundled Basis      22
      9.7   Provisioning of Unbundled Links                                   22
      9.8   Maintenance of Unbundled Network Elements                         24
      9.9   True-up of Monthly Unbundled Link Charges for Rhode Island        24

10.0  RESALE -- SECTIONS 251(c)(4) and 251(b)(1)                              26
      10.1  Availability of Wholesale Rates for Resale                        26
      10.2  Availability of Retail Rates for Resale                           26
      10.3  Term and Volume Discounts                                         26

11.0  NOTICE OF CHANGES -- SECTION 251(c)(5)                                  26

12.0  COLLOCATION -- SECTION 251(c)(6)                                        26

13.0  NUMBER PORTABILITY -- SECTION 251(b)(2)                                 27
      13.1  Scope                                                             27
      13.2  Procedures for Providing INP Through Remote Call Forwarding       27
      13.3  Procedures for Providing INP Through Route Indexing               28
      13.4  Procedures for Providing INP Through Full NXX Code Migration      28
      13.5  Receipt of Terminating Compensation on Traffic to INP'ed
            Numbers                                                           29
      13.6  True-up of Monthly INP Costs                                      30

14.0  NUMBER RESOURCE ASSIGNMENTS                                             30

15.0  DIALING PARITY -- SECTION 251(b)(3)                                     30

16.0  ACCESS TO RIGHTS-OF-WAY -- SECTION 251(b)(4)                            30

17.0  DATABASES AND SIGNALING                                                 31

18.0  REFERRAL ANNOUNCEMENT                                                   31

19.0  DIRECTORY SERVICES ARRANGEMENTS                                         31
      19.1  Directory Listings and Directory Distributions                    31
      19.2  Directory Assistance (DA) and Operator Services                   32

20.0  GENERAL RESPONSIBILITIES OF THE PARTIES                                 34

21.0  TERM AND TERMINATION                                                    36

22.0  DISCLAIMER OF REPRESENTATIONS AND WARRANTIES                            37

23.0  CANCELLATION CHARGES                                                    37

24.0  NON-SEVERABILITY                                                        37

25.0  INDEMNIFICATION                                                         37

26.0  LIMITATION OF LIABILITY                                                 38

27.0  PERFORMANCE STANDARDS AND REPORTING REQUIREMENTS                        39
      27.1  Performance Standards                                             39
      27.2  Reporting Requirements                                            39

28.0  REGULATORY APPROVAL                                                     40

29.0  MISCELLANEOUS                                                           40
      29.1  Authorization                                                     40
      29.2  Compliance                                                        41
      29.3  Compliance with the Communications Law Enforcement Act of 1994    41
      29.4  Independent Contractor                                            41
      29.5  Force Majeure                                                     41
      29.6  Confidentiality                                                   41
      29.7  Governing Law                                                     42
      29.8  Taxes                                                             43
      29.9  Non-Assignment                                                    43
      29.10 Non-Waiver                                                        43
      29.11 Disputed Amounts                                                  43
      29.12 Notices                                                           44
      29.13 Publicity and Use of Trademarks or Service Marks                  45
      29.14 Section 252(i) Obligations                                        45
      29.15 Joint Work Product                                                45
      29.16 No Third Party Beneficiaries; Disclaimer of Agency                45
      29.17 No License                                                        45
      29.18 Technology Upgrades                                               46
      29.19 Survival                                                          46
      29.20 Scope of Agreement                                                46
      29.21 Entire Agreement                                                  46

                          LIST OF SCHEDULES AND EXHIBIT

                                    Schedules

Schedule 1.0      Certain Terms As Defined in the Act

Schedule 4.0      Network Interconnection Schedule

Schedule 8.2      NYNEX Intervals for Installation

Schedule 27.1     NYNEX Performance Standards

Schedule 27.1(A)  BROOKS FIBER Service Quality Criteria

Schedule 27.2     Performance Measurement Reports

Pricing Schedule

                                     Exhibit

Exhibit A         Network Element Bona Fide Request

           INTERCONNECTION AGREEMENT UNDER SECTIONS 251 AND 252 OF THE
                         TELECOMMUNICATIONS ACT OF 1996

      This Interconnection Agreement under Sections 251 and 252 of the Telecommunications Act of 1996 ("Agreement"), is effective as of the 10th day of April, 1997 (the "Effective Date"), by and between Brooks Fiber Communications Inc., ("BROOKS FIBER") a corporation with offices at One Old Stone Square, Providence, RI 02903 and New England Telephone and Telegraph Company d/b/a NYNEX ("NYNEX" or "NET"), a New York corporation with offices at 185 Franklin Street, Boston, Mass. 02110.

      WHEREAS the Parties want to interconnect their networks at mutually agreed upon points of Interconnection to provide Telephone Exchange Services (as defined below) and Exchange Access (as defined below) to their respective Customers; and

      WHEREAS the Parties are entering into this Agreement to set forth the respective obligations of the Parties and the terms and conditions under which the Parties will interconnect their networks and provide other services as required by the Act (as defined below) and additional services as set forth herein;

      NOW, THEREFORE, in consideration of the mutual provisions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, BROOKS FIBER and NYNEX hereby agree as follows:

1.0 DEFINITIONS

      As used in this Agreement, the following terms shall have the meanings specified below in this Section 1.0. For convenience of reference only, the definitions of certain terms that are As Defined in the Act (as defined below) are set forth on Schedule 1.0. Schedule 1.0 sets forth the definitions of such terms as of the date specified on such Schedule and neither Schedule 1.0 nor any revision, amendment or supplement thereof intended to reflect any revised or subsequent interpretation of any term that is set forth in the Act is intended to be a part of or to affect the meaning or interpretation of this Agreement.

      1.1 "Act" means the Communications Act of 1934 (47 U.S.C. ss. 151, et seq.), as amended by the Telecommunications Act of 1996, and as from time to time interpreted in the duly authorized rules and regulations of the FCC or a state regulatory agency within its state of jurisdiction.

      1.2 "ADSL" or "Asymmetrical Digital Subscriber Line" means a transmission technology which transmits an asymmetrical digital signal using one of a variety of line codes as specified in ANSI standards T1.413-1995-007R2.

      1.3 "Affiliate" is As Defined in the Act.

      1.4 "Agreement for Switched Access Meet Point Billing" means the Agreement for Switched Access Meet Point Billing between the Parties as amended.

      1.5 "As Defined in the Act" means as specifically defined by the Act and as from time to time interpreted in the duly authorized rules and regulations of the FCC or the PUC.

      1.6 "As Described in the Act" means as described in or required by the Act and as from time to time interpreted in the duly authorized rules and regulations of the FCC or the PUC.

      1.7 "Automatic Number Identification" or "ANI" means a Feature Group D signaling parameter which refers to the number transmitted through a network identifying the billing number of the calling party.

      1.8 "Busy Line Verification/Busy Line Verification Interrupt Traffic" or "BLV/BLVI Traffic" means an operator service call in which the caller inquires as to the busy status of or requests an interruption of a call on another Customer's Telephone Exchange Service line.

      1.9 "Calling Party Number" or "CPN" is a Common Channel Interoffice Signaling ("CCIS") parameter which refers to the number transmitted through a network identifying the calling party.

      1.10 "Central Office Switch" means a switch used to provide
Telecommunications Services, including, but not limited to:

            (a) "End Office Switches" which are used to terminate Customer station Links for the purpose of interconnection to each other and to trunks; and

            (b) "Tandem Office Switches" ("Tandems") which are used to connect and switch trunk circuits between and among other Central Office Switches.

      A Central Office Switch may also be employed as a combination End Office/Tandem Office Switch.

      1.11 "CCS" means one hundred (100) call seconds.

      1.12 "CLASS Features" means certain CCIS-based features available to Customers including, but not limited to: Automatic Call Back; Call Trace; Caller Identification; Call Return and future CCIS-based offerings.

      1.13 "Collocation" means an arrangement whereby one Party's (the "Collocating Party") facilities are terminated in its equipment necessary for Interconnection or for access to Network Elements on an unbundled basis which has been installed and maintained at the premises of a second Party (the "Housing Party"). For purposes of Collocation, the "premises" of a Housing Party is limited to the occupied structure or portion thereof in which such Housing Party has the exclusive right of occupancy. Collocation will be "physical," unless physical collocation is not practical for technical reasons or because of space/limitations, in which case virtual collocation will be provided, subject to PUC approval. In "Physical Collocation," the Collocating Party installs and maintains its own equipment in the Housing Party's premises.

      1.14 Commission means the Rhode Island Public Utilities Commission
("PUC").

      1.15 "Customer" means a third-party residence or business that subscribes to Telecommunications Services provided by either of the Parties.

      1.16 "Common Channel Interoffice Signaling" or "CCIS" means the signaling system, developed for use between switching systems with stored-program control, in which all of the signaling information for one or more groups of trunks is transmitted over a dedicated high-speed data link rather than on a per-trunk basis and, unless otherwise agreed by the Parties, the CCIS used by the Parties shall be SS7.

      1.17 "Cross Connection" means a connection provided pursuant to Collocation at the Digital Signal Cross Connect, Main Distribution Frame or other suitable frame or panel between (i) the Collocating Party's equipment and
(ii) the equipment or facilities of the Housing Party.

      1.18 "Dialing Parity" is As Defined in the Act. As used in this Agreement, Dialing Parity refers to both Local Dialing Parity and Toll Dialing Parity. "Local Dialing Parity" means the ability of Telephone Exchange Service Customers of one LEC to select a provider and make local calls without dialing extra digits. "Toll Dialing Parity" means the ability of Telephone Exchange Service Customers of a LEC to place toll calls (inter or intraLATA) which are routed to a toll carrier (intraLATA or interLATA) of their selection without dialing access codes or additional digits and with no unreasonable dialing delay.

      1.19 "Digital Signal Level" means one of several transmission rates in the time-division multiplex hierarchy.

      1.20 "Digital Signal Level 0" or "DS0" means the 64 Kbps zero-level signal in the time-division multiplex hierarchy.

      1.21 "Digital Signal Level 1" or "DS1" means the 1.544 Mbps first-level signal in the time-division multiplex hierarchy. In the time-division multiplexing hierarchy of the telephone network, DS1 is the initial level of multiplexing.

      1.22 "Digital Signal Level 3" or "DS3" means the 44.736 Mbps third-level in the time-division multiplex hierarchy. In the time-division multiplexing hierarchy of the telephone network, DS3 is defined as the third level of multiplexing.

      1.23 "Direct Customer Access Service" or "DCAS" is an electronic interface system provided by NYNEX to facilitate the ordering, provisioning and maintenance of various interconnection arrangements.

      1.24 "Exchange Message Record" or "EMR" means the standard used for exchange of Telecommunications message information among Telecommunications providers for billable, non-billable, sample, settlement and study data. The EMR format is contained in Bellcore Practice BR-010-200-010 CRIS Exchange Message Record.

      1.25 "Exchange Access" is As Defined in the Act.

      1.26 "FCC" means the Federal Communications Commission.

      1.27 "Fiber-Meet" means an Interconnection architecture method whereby the Parties physically Interconnect their networks via an optical fiber interface (as opposed to an electrical interface) at a mutually agreed upon location.

      1.28 "High-Bit Rate Digital Subscriber Line" or "HDSL" means a transmission technology which transmits up to a DS1-level signal, using any one of the following line codes: 2 Binary / 1 Quartenary ("2B1Q"), Carrierless AM/PM, Discrete Multitone ("DMT"), or 3 Binary / 1 Octel ("3BO").

      1.28a "Information Service" is As Defined in the Act.

      1.29 "Information Service Traffic" means Local Traffic or IntraLATA Toll Traffic which originates on a Telephone Exchange Service line and which is addressed to an information service provided over a Party's information services platform.

      1.30 "Integrated Digital Loop Carrier" means a subscriber loop carrier system which integrates within the switch, at a DS1 level, twenty-four (24) Local Link Transmission paths combined into a 1.544 Mbps digital signal.

      1.31 "Interconnection" is As Described in the Act and refers to the connection of a network, equipment, or facilities, of one carrier with the network, equipment, or facilities of another for the purpose of transmission and routing of Telephone Exchange Service traffic and Exchange Access traffic.

      1.32 "Interexchange Carrier" or "IXC" means a carrier that provides, directly or indirectly, interLATA or intraLATA Telephone Toll Services.

      1.33 "Interim Telecommunications Number Portability" or "INP" is As Described in the Act.

      1.34 "InterLATA Service" is As Defined in the Act.

      1.35 "Integrated Services Digital Network" or "ISDN" means a switched network service that provides end-to-end digital connectivity for the simultaneous transmission of voice and data. Basic Rate Interface-ISDN (BRI-ISDN) provides for a digital transmission of two 64 Kbps bearer channels and one 16 Kbps data channel (2B+D).

      1.36 "IntraLATA Toll Traffic" means those intraLATA station calls that are not defined as Local Traffic in this Agreement.

      1.37 "Local Access and Transport Area" or "LATA" is As Defined in the Act.

      1.38 "Local Traffic" means a call which is originated and terminated within a local service area as defined in P.U.C. - RI Tariff No. 15, Part A,
Section 6. IntraLATA calls originated on a 1+ presubscription basis when available or a casual dialed (10XXX/101XXXX) basis are not considered local traffic.

      1.39 "Local Exchange Carrier" or "LEC" is As Defined in the Act.

      1.40 "Local Link Transmission" or "Link" means the entire transmission path which extends from the network interface/demarcation point at a Customer's premises to the Main Distribution Frame or other designated frame or panel in a Party's Wire Center which serves the Customer. Links are defined by the electrical interface rather than the type of facility used.

      1.41 "Losses" means any and all losses, costs (including court costs), claims, damages (including fines, penalties, and criminal or civil judgments and settlements), injuries, liabilities and expenses (including attorneys' fees).

      1.42 "Main Distribution Frame" or "MDF" means the distribution frame of the Party providing the Link used to interconnect cable pairs and line and trunk equipment terminals on a switching system.

      1.43 "Meet-Point Billing" means the process whereby each Party bills the appropriate tariffed rate for its portion of a jointly provided Switched Exchange Access Service as agreed to in the Agreement for Switched Access Meet Point Billing.

      1.44 "Municipal Calling Service" is a calling service arrangement provided on a non-optional basis to Customers in municipalities served by more than one exchange or locality where toll charges would normally apply. Calls between exchanges or localities serving the same municipality are not chargeable as toll except for calls originating from coin (public and semi-public) telephones, terminating at public telephones, or made to or from foreign exchange lines unless dial tone for the foreign exchange line is provided from a central office serving some portion of the municipality in which the foreign exchange line service address is located.

      1.45 "Network Element" is As Defined in the Act.

      1.46 "Network Element Bona Fide Request" means the process described in Exhibit A that prescribes the terms and conditions relating to a Party's request that the other Party provide a Network Element not otherwise provided by the terms of this Agreement.

      1.47 "North American Numbering Plan" or "NANP" means the numbering plan used in the United States, Canada, Bermuda, Puerto Rico and certain Caribbean Islands. The NANP format is a 10-digit number that consists of a 3-digit NPA code (commonly referred to as the area code), followed by a 3-digit NXX code and 4-digit line number.

      1.48 "Number Portability" is As Defined in the Act.

      1.49 "NXX" means the three-digit code which appears as the first three digits of a seven digit telephone number.

      1.50 "Party" means either NYNEX or BROOKS FIBER, and "Parties" means NYNEX and BROOKS FIBER.

      1.51 "Port" means a termination on a Central Office Switch that permits Customers to send or receive Telecommunications over the public switched network, but does not include switch features or switching functionality.

      1.52 "POT Bay" or "Point of Termination Bay" means the intermediate distributing frame system which serves as the point of demarcation for collocated interconnection.

      1.53 "Rate Center" means the specific geographic point which has been designated by a given LEC as being associated with a particular NPA-NXX code which has been assigned to the LEC for its provision of Telephone Exchange Service. The Rate Center is the finite geographic point identified by a specific V&H coordinate, which is used by that LEC to measure, for billing purposes, distance sensitive transmission services associated with the specific Rate Center. Rate Centers will be identical for each Party until such time as BROOKS FIBER establishes its own Rate Centers within an area.

      1.54 "Reciprocal Compensation" is As Described in the Act.

      1.55 "Route Indexing" means the provision of Interim Number Portability through the use of direct trunks provisioned between End Offices of NYNEX and BROOKS FIBER over which inbound traffic to a ported number will be routed.

      1.56 "Routing Point" means a location which a LEC has designated on its own network as the homing (routing) point for inbound traffic to one or more of its NPA-NXX codes. The Routing Point is also used to calculate mileage measurements for the distance-sensitive transport element charges of Switched Exchange Access Services. Pursuant to Bell Communications Research, Inc. ("Bellcore") Practice BR 795-100-100 (the "Bellcore Practice"), the Routing Point (referred to as the "Rating Point" in such Bellcore Practice) may be an End Office Switch location or a "LEC Consortium Point of Interconnection." Pursuant to such Bellcore Practice, each "LEC Consortium Point of Interconnection" shall be designated by a common language location identifier
(CLLI) code with (x)KD in positions 9, 10, 11, where (x) may be any alphanumeric A-Z or 0-9. The Routing Point must be located within the LATA in which the corresponding NPA-NXX is located. However, Routing Points associated with each NPA-NXX need not be the same as the corresponding Rate Center, nor must there be a unique and separate Routing Point corresponding to each unique and separate Rate Center; provided only that the Routing Point associated with a given NPA-NXX must be located in the same LATA as the Rate Center associated with the NPA-NXX.

      1.57 "Service Control Point" or "SCP" means a component of the signaling network that acts as a database to provide information to another component of the signaling network (i.e., Service Switching Point or another SCP) for processing or routing certain types of network calls. A query/response mechanism is typically used in communicating with an SCP.

      1.58 "Signaling Transfer Point" or "STP" means a component of the signaling network that performs message routing functions and provides information for the routing of messages between signaling network components. An STP transmits, receives and processes CCIS messages.

      1.59 "Switched Exchange Access Service" means the offering of transmission or switching services to Telecommunications Carriers for the purpose of the origination or termination of Telephone Toll Service. Switched Exchange Access Services include: Feature Group A, Feature Group B, Feature Group D, 800/888 access, and 900 access and their successors or similar Switched Exchange Access services.

      1.60 "Synchronous Optical Network" or "SONET" means an optical interface standard that allows inter-networking of transmission products from multiple vendors. The base transmission rate is 51.84 Mbps (OC-1/STS-1) and higher rates are direct multiples of the base rate.

      1.61 "Technically Feasible Point" is As Described in the Act.

      1.62 "Telecommunications" is As Defined in the Act.

      1.63 "Telecommunications Act" means the Telecommunications Act of 1996 and any rules and regulations promulgated thereunder.

      1.64 "Telecommunications Carrier" is As Defined in the Act.

      1.65 "Telecommunications Service" is As Defined in the Act.

      1.66 "Telephone Exchange Service" is As Defined in the Act.

      1.67 "Telephone Toll Service" is As Defined in the Act.

      1.68 "Wire Center" means an occupied structure or portion thereof in which a Party has the exclusive right of occupancy and which serves as a Routing Point for Switched Exchange Access Service.

2.0 INTERPRETATION AND CONSTRUCTION

      All references to Sections, Exhibits and Schedules shall be deemed to be references to Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. The headings of the Sections and the terms defined in Schedule 1.0 are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning of this Agreement. Unless the context shall otherwise require, any reference to any agreement, other instrument (including NYNEX or other third party offerings, guides or practices), statute, regulation, rule or tariff is to such agreement, instrument, statute, regulation, rule or tariff as amended and supplemented from time to time (and, in the case of a statute, regulation, rule or tariff, to any successor provision).

3.0 SCOPE

      This Agreement sets forth the terms and conditions under which BROOKS FIBER and NYNEX will interconnect their respective networks to enable BROOKS FIBER to provide Telecommunications Services consistent with the rights and obligations set forth in Section 251 of the Act.

4.0 INTERCONNECTION PURSUANT TO SECTION 251(c)(2)

      Subject to the terms and conditions of this Agreement, Interconnection of the Parties' facilities and equipment pursuant to Section 4.0 for the transmission and routing of Telephone Exchange Service traffic and Exchange Access traffic shall be established on or before the corresponding "Interconnection Activation Date" shown for the State of Rhode Island on
Schedule 4.0. Schedule 4.0 may be revised and supplemented from time to time upon the mutual agreement of the Parties. Interconnection in the LATA shall be accomplished through either (i) a Fiber-Meet as provided in Section 4.2, (ii) Collocation as provided in Section 12.0, (iii) any other Interconnection method provided by applicable tariff, law, rule or regulation, or (iv) any other Interconnection method to which the Parties may agree.

      4.1 Scope

      Section 4.0 describes the physical architecture for Interconnection of the Parties' facilities and equipment for the transmission and routing of Local Traffic and IntraLATA toll traffic pursuant to Section 251(c)(2) of the Act. Sections 5.0 and 6.0 prescribe the specific logical trunk groups (and traffic routing parameters) which will be configured over the physical connections described in this Section 4.0 related to the transmission and routing of Telephone Exchange Service Traffic and Exchange Access traffic, respectively. Other trunk groups, as described in this Agreement, may be configured using this architecture.

      4.2 Physical Architecture

      For LATA 130 identified on Schedule 4.0, BROOKS FIBER and NYNEX shall jointly engineer and operate a diverse Synchronous Optical Network ("SONET") transmission system by which they shall interconnect their networks pursuant to the joint network reconfiguration and grooming plan ("Joint Grooming Plan") specified in Section 8.1, and according to the following minimum specifications:

            4.2.1 The Parties shall establish physical Interconnection points at the locations designated in Schedule 4.0. Interconnection points on BROOKS FIBER's network shall be designated as BROOKS FIBER Interconnection Points ("B-IP"); Interconnection points on the NYNEX network shall be designated as NYNEX Interconnection Points ("N-IP"). The Parties may by mutual agreement establish additional Interconnection points at any Technically Feasible Point consistent with Act.

            4.2.2 Unless otherwise mutually agreed, the SONET transmission system in the LATA shall be pursuant to the Joint Grooming Plan. Each Party shall be responsible for procuring, installing and maintaining the agreed-upon Optical Line Terminating Multiplexor ("OLTM") equipment, fiber optic facilities and other equipment as agreed pursuant to the Joint Grooming Plan.

            4.2.3 Unless otherwise mutually agreed, the physical interface of BROOKS FIBER's and NYNEX's facilities necessary to effect the SONET transmission system shall be at the optical level via a Fiber-Meet or other comparable means.

      4.3 Initial Interim Architecture

            4.3.1 Where BROOKS FIBER and NYNEX have implemented Interconnection arrangements prior to execution of this Agreement, the Parties shall for an interim period not exceeding twelve (12) months from the Interconnection Activation

Date, maintain any preexisting physical Interconnection arrangements and, pursuant to the Joint Grooming Plan, jointly coordinate and reconfigure such arrangements to reflect the architecture described in Section 4.2 of this Agreement.

            4.3.2 The Parties agree to allow interim alternatives to the architecture described in Section 4.2, utilizing electrical hand-offs, provided the Parties mutually develop and agree on a plan to fully transition to an arrangement reflective of Section 4.2 in that LATA within one hundred and eighty
(180) days following the Interconnection Activation Date listed for that LATA in
Schedule 4.0.

      4.4 Technical Specifications

            4.4.1 BROOKS FIBER and NYNEX shall work cooperatively to install and maintain a reliable network. BROOKS FIBER and NYNEX shall exchange appropriate information (e.g., maintenance contact numbers, network information, information required to comply with law enforcement and other security agencies of the Government and such other information as the Parties shall mutually agree) to achieve this desired reliability.

            4.4.2 BROOKS FIBER and NYNEX shall work cooperatively to apply sound network management principles by invoking network management controls to alleviate or to prevent congestion.

            4.4.3 The publication "Bellcore Technical Publication GR-342-CORE; High Capacity Digital Special Access Service, Transmission Parameter Limits and Interface Combinations" describes the practices, procedures, specifications and interfaces generally utilized by NYNEX and is referenced herein to assist the Parties in meeting their respective Interconnection responsibilities related to electrical/optical interfaces.

5.0 TRANSMISSION AND ROUTING OF TELEPHONE EXCHANGE SERVICE TRAFFIC PURSUANT TO
    SECTION 251(c)(2)

      5.1 Scope of Traffic

      Section 5.0 prescribes parameters for trunk groups (the "Traffic Exchange Trunks") to be effected over the Interconnections specified in Section 4.0 for the transmission and routing of Local Traffic and IntraLATA Toll Traffic between the Parties' respective Telephone Exchange Service Customers and where such traffic is not presubscribed for carriage by a third party carrier nor carried by a third party carrier as casual dialed (10XXX and 101XXXX) traffic.

      5.2 Switching System Hierarchy

            5.2.1 For purposes of this Section 5.0, each of the following Central Office Switches shall be designated as a "Primary Switch":

            (a)   Each Access Tandem NYNEX operates in the LATA;

            (b) The initial switch BROOKS FIBER employs to provide Telephone Exchange Service in the LATA;

            (c) Any Access Tandem BROOKS FIBER may establish for provision of Exchange Access in the LATA;

            (d) Any additional switch BROOKS FIBER may subsequently employ to provide Telephone Exchange Service in the LATA which BROOKS FIBER may at its sole option designate as a Primary Switch; provided that the total number of BROOKS FIBER Primary Switches for a LATA may not exceed the total number of NYNEX Primary Switches for that LATA. To the extent BROOKS FIBER chooses to designate any additional switch as a Primary Switch, it shall provide notice to NYNEX of such designation at least ninety (90) days in advance of the date on which BROOKS FIBER activates such switch as a Primary Switch; and

            (e) Any additional tandem switch NYNEX may subsequently employ to provide access and/or sector traffic capacity within a LATA. Traffic destined to sub-tending Secondary Switches routed via such a tandem(s) would be determined by network requirements and notice made available to all LECs at least one hundred-eighty (180) days prior to service introduction.

            5.2.2 Each Central Office Switch operated by the Parties which is not designated as a Primary Switch pursuant to Section 5.2.1 shall be designated as a "Secondary Switch".

            5.2.3 For purposes of BROOKS FIBER routing traffic to NYNEX, sub-tending arrangements between NYNEX Primary Switches and NYNEX Secondary Switches shall be the same as the Access Tandem/End Office sub-tending arrangements which NYNEX maintains for those switches. For purposes of NYNEX routing traffic to BROOKS FIBER, subtending arrangements between BROOKS FIBER Primary Switches and BROOKS FIBER Secondary Switches shall be the same as the Access Tandem/End Office sub-tending arrangements which BROOKS FIBER maintains for those switches.

      5.3 Trunk Group Architecture and Traffic Routing

      The Parties shall jointly engineer and configure Traffic Exchange Trunks over the physical Interconnection arrangements for the transport and termination of Telephone Exchange Service Traffic, as follows:

            5.3.1 The Parties shall initially configure a separate two-way trunk group, and operate as one-way or two-way as mutually agreed to by both Parties, as a direct transmission path between each BROOKS FIBER Primary Switch and each NYNEX Primary Switch.

            5.3.2 Notwithstanding anything to the contrary in this Section 5.0, if the two- way traffic volumes between any two Central Office Switches (whether Primary-Primary, Primary-Secondary or Secondary-Secondary) at any time exceeds the CCS busy hour equivalent of one DS-1, the Parties shall within sixty (60) days after such occurrence add trunks or establish new direct trunk groups consistent with the grades of service and quality parameters set forth in the Joint Grooming Plan addressed in Section 8.0.

      5.4 Signaling

            5.4.1 Where available, CCIS signaling shall be used by the Parties to set up calls between the Parties' Telephone Exchange Service networks. If CCIS signaling is unavailable, MF (Multi-Frequency) signaling shall be used by the Parties. In the interim, each Party shall charge the other Party equal and reciprocal rates for CCIS signaling in accordance with applicable tariffs. In the event BROOKS FIBER does not have an effective tariff rate, it shall charge NYNEX at the tariffed NYNEX rate. During the term of this Agreement neither Party shall charge the other Party additional usage-sensitive rates for SS7 queries (TCAP and ISUP) made for Local Traffic interchanged between the Parties.

            5.4.2 The publication "Bellcore Special Report SR-TSV-002275, BOC Notes on the LEC Networks - Signaling" describes the practices, procedures and specifications generally utilized by NYNEX for signaling purposes and is referenced herein to assist the Parties in meeting their respective Interconnection responsibilities related to signaling.

            5.4.3 The Parties will cooperate on the exchange of Transactional Capabilities Application Part ("TCAP") messages to facilitate interoperability of CCIS-based features between their respective networks, including all CLASS features and functions, to the extent each Party offers such features and functions to its Customers. All CCIS signaling parameters will be provided including, calling party number ("CPN"), originating line information (OLI), calling party category and charge number.

            5.4.4 Upon request, each Party shall provide trunk groups where available that are configured utilizing the B8ZS ESF protocol for 64 Kbps clear channel transmission to allow for ISDN interoperability between the Parties' respective networks.

      5.5 Grades of Service

      The Parties shall initially engineer and shall jointly monitor and enhance all trunk groups consistent with the Joint Grooming Plan.

      5.6 Measurement and Billing

            5.6.1 For billing purposes, each Party shall pass calling party number information on each call carried over the Local/IntraLATA Trunks; provided that so long as the percentage of calls passed with CPN is greater than ninety percent (90%), all calls exchanged without CPN information shall be billed as either Local Traffic or IntraLATA Toll Traffic in direct proportion to the minutes of use of calls exchanged with CPN information.

            5.6.2 Measurement of billing minutes (except for originating 800/888 calls) shall be in actual conversation seconds. Measurement of billing minutes for originating 800/888 calls shall be in accordance with applicable tariffs.

            5.6.3 Where CPN is not available in a LATA for greater than ten percent (10%) of the traffic, the party sending the traffic shall provide factors to determine the jurisdiction, as well as local vs. toll distinction, of the traffic. Such factors shall be supported by call record details that will be made available for review upon request. Where parties are passing CPN but the receiving party is not properly receiving or recording the information, the Parties shall cooperatively work to correctly identify the traffic, and establish a mutually agreeable mechanism that will prevent improperly rated traffic. Notwithstanding this, if any improperly rated traffic occurs, the Parties agree to reconcile it.

      5.7 Reciprocal Compensation Arrangements -- Section 251(b)(5).

            5.7.1 Reciprocal Compensation only applies to the transport and termination of Local Traffic billable by NYNEX or BROOKS FIBER which a Telephone Exchange Service Customer originates on NYNEX's or BROOKS FIBER's network for termination on the other Party's network except as provided in Section 5.7.6 below.

            5.7.2 The Parties shall compensate each other for transport and termination of Local Traffic in an equal and symmetrical manner at the rate provided in the Pricing Schedule. This rate is to be applied at the B-IP for traffic delivered by NYNEX, and at the N-IP for traffic delivered by BROOKS FIBER. No additional charges, including Port or transport charges, shall apply for the termination of Local Traffic delivered to the B-IP or the N-IP. When Local Traffic is terminated over the same trunks as IntraLATA or InterLATA toll, any Port or transport or other applicable access charges related to the toll traffic shall be prorated to be applied only to the toll traffic.

            5.7.3 The Reciprocal Compensation arrangements set forth in this Agreement are not applicable to Switched Exchange Access Service or to any other IntraLATA calls originated on a third Party carrier's network on a 1+ presubscribed basis or a casual dialed (10XXX or 101XXX) basis. All Switched Exchange Access Service and all IntraLATA Toll Traffic shall continue to be governed by the terms and conditions of the applicable federal and state tariffs.

            5.7.4 Each Party shall charge the other Party its effective applicable tariffed IntraLATA switched access rates for the transport and termination of all IntraLATA Toll Traffic.

            5.7.5 The Parties agree to interconnect their respective frame relay networks where facilities are available. Each Party will charge the other the rates specified in the Pricing Schedule for Network-to-Network Interfaces ("NNI") in those instances where the Parties are interconnecting for the purposes of terminating Telephone Exchange Service Traffic. NYNEX will charge BROOKS FIBER the same rates charged to other similarly situated local exchange carriers for frame relay-to-frame relay network.

            5.7.6 The rates for termination of Local Traffic are set forth in the Pricing Schedule which is incorporated by reference herein.

            5.7.7 Compensation for transport and termination of all traffic which has been subject to performance of INP by one Party for the other Party pursuant to Section 13.0 shall be as specified in Section 13.6.

            5.7.8 When either Party delivers seven (7) or ten (10) digit translated IntraLATA 800/888 service to the other Party for termination, the originating party shall provide the terminating Party with billing records in industry standard format (EMR) if required by the terminating Party. The originating Party may bill the terminating Party for the delivery of the traffic at local Reciprocal Compensation rates. The terminating Party may not bill the originating Party Reciprocal Compensation under this Agreement. The Party that is providing the 800/888 service shall pay the database inquiry charge per the Pricing Schedule to the Party that performed the database inquiry.

      5.8 Municipal Calling Service

            The Parties shall work cooperatively to facilitate each Party's public service obligations as required by the PUC to provide its end user customers with toll free Municipal Calling Service ("MCS"). Such cooperation shall include the sharing of certain account and toll free municipal ("TFM") codes on a daily or other mutually agreeable basis and working with other industry participants to satisfactorily resolve MCS related measurement and billing issues associated with implementation of IntraLATA presubscription.

6.0 TRANSMISSION AND ROUTING OF EXCHANGE ACCESS TRAFFIC PURSUANT TO SECTION 251(c)(2)

      6.1 Scope of Traffic

      Section 6.0 prescribes parameters for certain trunk groups ("Access Toll Connecting Trunks") to be established over the Interconnections specified in
Section 4.0 for the transmission and routing of Exchange Access traffic between BROOKS FIBER's Telephone Exchange Service Customers and Interexchange Carriers ("IXCs").

      6.2 Trunk Group Architecture and Traffic Routing

            6.2.1 The Parties shall jointly establish Access Toll Connecting Trunks by which they will jointly provide tandem-transported Switched Exchange Access Services to Interexchange Carriers to enable such Interexchange Carriers to originate and terminate traffic from/to BROOKS FIBER's Customers.

            6.2.2 Access Toll Connecting Trunks shall be used solely for the transmission and routing of Exchange Access to allow BROOKS FIBER's Customers to connect to or be connected to the interexchange trunks of any Interexchange Carrier which is connected to an NYNEX Access Tandem.

            6.2.3 The Access Toll Connecting Trunks shall be two-way trunks, and operated as one-way or two-way as mutually agreed to by both Parties, connecting an End Office Switch BROOKS FIBER utilizes to provide Telephone Exchange Service and Switched Exchange Access in a given LATA to an Access Tandem Switch NYNEX utilizes to provide Exchange Access in such LATA.

      6.3 Meet-Point Billing Arrangements

            6.3.1 Meet-Point Billing arrangements between the Parties for jointly-provided Switched Exchange Access Services on Access Toll Connecting Trunks will be governed by the terms and conditions of a mutually agreeable arrangement, in accordance with Ordering and Billing Forum Guidelines, which the Parties will cooperatively work to develop.

            6.3.2 Until and unless changed by the FCC on a going forward basis, BROOKS FIBER shall retain one hundred percent (100%) of the Residual Interconnection Charge in instances in which BROOKS FIBER provides the End Office switching.

            6.3.3 For Meet-Point billing, BROOKS FIBER's End Office switch (i.e., Routing Point) shall subtend the NYNEX Access Tandem nearest to such Routing Point, as measured in airline miles utilizing the V&H coordinate method. Alternative configurations will be discussed as part of the Joint Grooming Plan

7.0 TRANSPORT AND TERMINATION OF OTHER TYPES OF TRAFFIC

      7.1 Information Services Traffic

            7.1.1 Each Party shall route Information Service Traffic which originates on its own network to the appropriate information services platform(s) connected to the other Party's network. BROOKS FIBER and NYNEX will jointly establish a dedicated trunk group to the NYNEX information services switch. This trunk group will be utilized to allow BROOKS FIBER to route information service traffic originated on its network to NYNEX, and to allow BROOKS FIBER to receive Information Services Traffic from NYNEX for a trial of interim number portability arrangements related to information services traffic.

            7.1.2 The Party ("Originating Party") on whose network the Information Services Traffic originated shall provide an electronic file transfer or monthly magnetic tape containing recorded call detail information to the Party ("Terminating Party") to whose information platform the Information Services Traffic terminated.

            7.1.3 The Terminating Party shall provide to the Originating Party via electronic file transfer or magnetic tape or other means as available all necessary information to rate the Information Services Traffic to the Originating Party's Customers pursuant to the Terminating Party's agreements with each information provider. Information shall be provided in as timely a fashion as practical in order to facilitate record review and reflect actual prices set by the individual information providers.

            7.1.4 For fixed price services, the Originating Party shall bill and collect such information provider charges and remit the amounts collected to the Terminating Party less:

            (a) The Information Services Billing and Collection fee set forth on the Pricing Schedule; and

            (b)   Customer adjustments provided by the Originating Party.

The Originating Party shall provide to the Terminating Party sufficient information regarding uncollectibles and Customer adjustments. The Terminating Party shall pass through the adjustments to the information provider. However, if the information provider disputes such adjustments and refuses to accept such adjustments, the Originating Party shall reimburse the Terminating Party for all such disputed adjustments. Final resolution regarding all disputed adjustments shall be solely between the Originating Party and the information provider.

            7.1.5 Nothing in this Agreement shall restrict either Party from offering to its Exchange Service Customers the ability to block the completion of Information Service Traffic.

            7.1.6 The Parties will establish separate arrangements for the billing and compensation of variable-rated information services.

            7.1.7 NYNEX agrees that it shall make available to BROOKS FIBER, at BROOKS FIBER's sole option, any Information Services arrangement NYNEX offers to another Telecommunications Carrier at the same rates, terms and conditions provided to such other Telecommunications Carrier, at the rates, terms and conditions set forth in its applicable tariffs, or as provided by law, rule or regulation.

      7.2 Tandem Transient Service ("Transit Service")

            7.2.1 "Transit Service" means the delivery of certain traffic between BROOKS FIBER and a LEC by NYNEX over the Local/IntraLATA/InterLATA Trunks. The following traffic types will be delivered: (i) Local or Intralata Toll Traffic originated from BROOKS FIBER to such LEC and (ii) Local Traffic or IntraLATA Toll Traffic originated from such LEC and terminated to BROOKS FIBER where NYNEX carries such traffic.

            7.2.2 Subject to Section 7.2.4, the Parties shall compensate each other for Transit Service as follows:

            (a) BROOKS FIBER shall pay NYNEX for Local Traffic BROOKS FIBER originated over the Transit Service at the rate specified in the Pricing Schedule plus any additional charges or costs such terminating LEC imposes or levies on NYNEX for the delivery or termination of such traffic, including any switched access charges;

            (b) NYNEX shall pay BROOKS FIBER for Local, InterLATA, or IntraLATA Toll Traffic terminated to BROOKS FIBER from such LEC at the appropriate Reciprocal Compensation rates described in Section 5.7, InterLATA access rates, or (where NYNEX delivers such traffic pursuant to the PUC's primary toll carrier plan or other similar plan) at BROOKS FIBER's applicable switched access rates or local termination rate, whichever is appropriate.

            7.2.3 While the Parties agree that it is the responsibility of a LEC to enter into arrangements to deliver Local Traffic to BROOKS FIBER, they acknowledge that such arrangements are not currently in place and an interim arrangement is necessary to ensure traffic completion. Accordingly, until the earlier of (i) the date on which either Party has entered into an arrangement with such LEC to deliver Local Traffic to BROOKS FIBER or (ii) one-hundred and eighty (180) days after the Interconnection

Activation Date, NYNEX will deliver and BROOKS FIBER will terminate Local Traffic originated from such LEC without charge to one another.

            7.2.4 NYNEX expects that all networks involved in transit traffic will deliver each call to each involved network with CCIS and the appropriate Transactional Capabilities Application Part ("TCAP") message to facilitate full interoperability of those services supported by NYNEX as noted in Section 1.12 and billing functions. In all cases, BROOKS FIBER is responsible to follow the Exchange Message Record ("EMR") standard and exchange records with both NYNEX and the terminating LEC to facilitate the billing process to the originating network.

            7.2.5 NYNEX agrees that it shall make available to BROOKS FIBER, at BROOKS FIBER's sole option, any Tandem Transient arrangement NYNEX offers to another Telecommunications Carrier at the same rates, terms, and conditions provided to such other Telecommunications carrier, at the rates, terms and conditions set forth in its applicable tariffs, or as provided by law, rule or regulation.

      7.3 Dedicated Transit Service

            7.3.1 "Dedicated Transit Service" provides for the dedicated connection between a BROOKS FIBER Collocation arrangement established pursuant to applicable tariffs and/or license agreements at a NYNEX premises and a Collocation arrangement of a third party carrier that maintains a Collocation arrangement at the same premises. Dedicated Transit Service shall be provided using a Cross-Connection (dedicated connection) using suitable NYNEX-provided cable or transmission facilities or any other mutually agreed upon arrangement.

            7.3.2 The carrier that requests the Dedicated Transit Service shall be the customer of record for both ends of the service in terms of ordering, provisioning, maintenance, and billing. Alternative arrangements may be utilized if agreed upon by all three Parties.

            7.3.3 NYNEX agrees that it shall make available to BROOKS FIBER, at BROOKS FIBER's sole option, any Dedicated Transit arrangement NYNEX offers to another Telecommunications Carrier at the same rates, terms, and conditions provided to such other Telecommunications carrier, at the rates, terms and conditions set forth in its applicable tariffs, or as provided by law, rule or regulation.

      7.4 911/E911 Arrangements

            7.4.1 BROOKS FIBER will interconnect to the NYNEX 911/E911 selective router/911 tandems which serve the areas in which BROOKS FIBER provides exchange services, for the provision of 911/E911 services and for access to all subtending Public Safety Answering Points ("PSAP's"). NYNEX will provide BROOKS FIBER with the appropriate CLLI codes and specifications of the tandem serving area.

            7.4.2 Path and route diverse interconnections for 911/E911 shall be made at the B-IP, the N-IP, or other points as necessary and mutually agreed.

            7.4.3 NYNEX will provide BROOKS FIBER with an electronic interface through which BROOKS FIBER shall input and provide a daily update of 911/E911 database information related to appropriate BROOKS FIBER Customers. NYNEX will provide BROOKS FIBER with the Master Street Address Guide (MSAG) so that BROOKS FIBER can ensure the accuracy of the data transfer. Additionally, NYNEX shall assist BROOKS FIBER in identifying the appropriate person in each municipality for the purpose of obtaining the ten-digit Subscriber number of each PSAP.

            7.4.4 NYNEX and BROOKS FIBER will use their best efforts to facilitate the prompt, robust, reliable and efficient Interconnection of BROOKS FIBER's systems to the 911/E911 platforms.

            7.4.5 BROOKS FIBER will compensate NYNEX for connections to its 911/E911 System pursuant to the Pricing Schedule.

            7.4.6 Both Parties will comply with all applicable rules and regulations pertaining to the provision of 911/E911 services in the State of Rhode Island.

8.0 JOINT NETWORK CONFIGURATION AND GROOMING PLAN; AND INSTALLATION, MAINTENANCE, TESTING AND REPAIR.

      8.1 Joint Network Configuration and Grooming Plan. On or before August 1, 1997, BROOKS FIBER and NYNEX shall jointly develop a grooming plan (the "Joint Grooming Plan") which shall define and detail, inter alia,


      (a) agreement on Physical Architecture consistent with the guidelines defined in Section 4.0;

      (b) standards to ensure that Interconnection trunk groups experience a grade of service, availability and quality which is comparable to that achieved on interoffice trunks within NYNEX's network and in accord with all appropriate relevant industry-accepted quality, reliability and availability standards;

      (c) the respective duties and responsibilities of the Parties with respect to the administration and maintenance of the trunk groups, including but not limited to standards and procedures for notification and discoveries of trunk disconnects;

      (d)   disaster recovery provision escalations;

      (e)   provisions for expediting orders; and

      (f)   such other matters as the Parties may agree.

      8.2 Installation, Maintenance, Testing and Repair. NYNEX's standard intervals as set forth in Schedule 8.2 attached will be utilized in connection with the establishment of all Interconnection trunking arrangements between the Parties. BROOKS FIBER shall meet the same intervals for comparable installations, maintenance, joint testing, and repair of its facilities and services associated with or used in conjunction with Interconnection or shall notify NYNEX of its inability to do so and will negotiate such intervals in good faith.

9.0 UNBUNDLED ACCESS -- SECTION 251(c)(3)

      Pursuant to Section 251 (c)(3), NYNEX shall provide nondiscriminatory access to Network Elements on an Unbundled basis at any technically feasible point on rates, terms and conditions that are just, reasonable and nondiscriminatory in accordance with the terms an conditions of this Agreement and Section 252 of the Act.

      9.1 Local Link Transmission Types

      Subject to Section 9.5, NYNEX shall allow BROOKS FIBER to access the following Link types unbundled from local switching and local transport in accordance with the terms and conditions set forth in this Section 9.

            9.1.1 "2-Wire Switched Analog Voice Grade Links" or "Analog 2W" ("SVGAL") which support analog transmission of 300-3000 Hz, repeat link start, link reverse battery, or ground start seizure and disconnect in one direction (toward the End Office Switch), and repeat ringing in the other direction (toward the Customer). Analog 2W include Links sufficient for the provision of PBX trunks, pay telephone lines and electronic key system lines.

            9.1.2 "4-Wire Switched Analog Voice Grade Links" or "Analog 4W" ("SVGALs") which support transmission of voice grade signals using separate transmit and receive paths and terminate in a 4-wire electrical interface.


            9.1.3 "2-Wire ISDN Digital Grade Links" or "BRI ISDN" (Premium Link) which support digital transmission of two 64 Kbps bearer channels and one 16 Kbps data channel. BRI ISDN is a 2B+D Basic Rate Interface-Integrated Services Digital Network (BRI-ISDN) Link which will meet national ISDN standards and conform to ANSI T1.601-1992 & T1E1.4 90-004R3.

            9.1.4 Extended Link Extended Link service is a channel which enables BROOKS FIBER when it is physically collocated in a given NYNEX central office to access unbundled links served from another NYNEX central office. Extended Link service is a designed service (similar to special access and private line services) which requires detailed engineering to assure that the service provided conforms to specific transmission performance standards unique to the specific service e.g., voice grade DS0, DS1 and DS3.

            9.1.5 Links will be offered on the terms and conditions specified herein and on such other terms in applicable tariffs that are not inconsistent with the terms and conditions set forth herein. NYNEX shall make Links available to BROOKS FIBER at the rates specified in the Pricing Schedule, as amended from time to time, subject to the provisions of Section 9.9 or as subsequently determined by the PUC.

      9.2 ADSL AND HDSL

            9.2.1 The Parties acknowledge that ADSL is not currently deployed for use in the NYNEX network. If the issues surrounding deployment of ADSL in NYNEX's network are satisfactorily resolved and ADSL is deployed, NYNEX shall allow BROOKS FIBER access ADSL Links unbundled from local switching and local transport in accordance with the terms and conditions set forth in this Section 9.0.

            9.2.2 "2-Wire ADSL-Compatible Link" or "ADSL 2W" is a transmission path that facilitates the transmission of up to a 6 Mbps digital signal downstream (toward the Customer) and up to a 640 Kbps digital signal upstream (away from the Customer) while simultaneously carrying an analog voice signal. An ADSL-2W is provided over a 2-Wire non-loaded twisted copper pair provisioned using revised resistance design guidelines and meeting ANSI Standard T1.413-1995-007R2. An ADSL-2W terminates 2-wire electrical interface at the Customer premises and at the NYNEX Central Office frame. ADSL technology can only be deployed over Links which extend less than 18 Kft. From NYNEX's Central Office. ADSL compatible Links will only be made available where existing copper facilities can meet the ANSI T1.413-1995-007R2 specifications.

            9.2.3 "2-Wire HDSL-Compatible Link" or "HDSL 2W" is a transmission path that facilitates the transmission of a 768 Kbps digital signal over a 2-Wire non-loaded twisted copper pair meeting the specifications in ANSI T1E1 Committee Technical Report Number 28 / T1E1.4/92-002R3. HDSL compatible Links will only be made available where existing copper facilities can meet the T1E1 Technical Report Number 28 specifications.

            9.2.4 "4-Wire HDSL-Compatible Link" or "HDSL 4W" is a transmission path that facilitates the transmission of a 1.544 Mbps digital signal over two 2-Wire non-loaded twisted copper pairs meeting the specifications in ANSI T1E1 Committee Technical Report Number 28. HDSL compatible Links will only be made available where existing copper facilities can meet the specifications.

            9.2.5 HDSL and ADSL compatible links will be offered on the terms and conditions specified herein and on such other terms in applicable tariffs that are not inconsistent with the terms and conditions set forth herein. NYNEX shall make such links available to BROOKS FIBER at rates approved by the PUC, as amended from time to time.

      9.3 Port Types

      NYNEX shall make available to BROOKS FIBER unbundled Ports in accordance with the terms and conditions of and at the rates specified in the Pricing Schedule.

      9.4 Private Lines, Special Access and Switched Transport

      NYNEX shall provide unbundled private lines, special access and switched local transport from the trunk side of its switches in accordance with the terms and conditions of and at the rates specified in applicable tariffs.

      9.5 Limitations on Unbundled Access

            9.5.1 Unless otherwise allowed by the FCC or PUC, BROOKS FIBER may not cross-connect a NYNEX-provided Link to a NYNEX- provided Port but instead shall purchase a network access line under applicable tariffs.

            9.5.2 NYNEX shall only be required to provide Links and Ports where such Links and Ports are available.

            9.5.3 BROOKS FIBER shall access NYNEX's unbundled Network Elements specifically identified in this Agreement via Collocation in accordance with
Section 12 at the NYNEX Wire Center where those elements exist and each Link or Port shall be delivered to BROOKS FIBER's Collocation node by means of a Cross Connection which in the case of Links, is included in the rates set forth in the Pricing Schedule, or via such other alternative Interconnection arrangement(s) as the Parties may mutually agree, or FCC rules, the Act or PUC rules may otherwise require.

            9.5.4 NYNEX shall provide BROOKS FIBER access to its unbundled Links at each of NYNEX's Wire Centers. In addition, if BROOKS FIBER's requests one or more Links serviced by Integrated Digital Link Carrier or Remote Switching technology deployed as a Link concentrator, NYNEX shall, where available, move the requested Link(s) to a spare, existing physical Link at no charge to BROOKS FIBER. If, however, no spare physical Link is available, NYNEX shall within three (3) business days of BROOKS FIBER's request notify BROOKS FIBER of the lack of available facilities. BROOKS FIBER may then at its discretion make a Network Element Bona Fide

Request to NYNEX to provide the unbundled Link through the demultiplexing of the integrated digitized Link(s). BROOKS FIBER may also make a Network Element Bona Fide Request for access to unbundled Links at the Link concentration site point. Notwithstanding anything to the contrary in this Agreement, the provisioning intervals set forth in Section 9.7 and the Performance Interval Dates and Performance Criteria set forth in Section 27.0 shall not apply to unbundled Links provided under this Section 9.5.4.

            9.5.5 If BROOKS FIBER orders a Link type and the distance requested on such Link exceeds the transmission characteristics as referenced in the corresponding Technical Reference specified below, distance extensions may be required and additional rates and charges shall apply as set forth on the Pricing Schedule.

      Link Type                     Technical Reference/Limitation
      Electronic Key Line           2.5 miles
      ISDN                          Bellcore TA-NWT-000393
      HDSL 2W                       T1E1 Technical Report Number 28
      HDSL 4W                       T1E1 Technical Report Number 28
      ADSL 2W                       ANSI T1.413-1995 Specification

      9.6 Availability of Other Network Elements on an Unbundled Basis

            9.6.1 NYNEX shall, upon request of BROOKS FIBER, at any Technically Feasible Point provide to BROOKS FIBER access to its Network Elements on an unbundled basis for the provision of BROOKS FIBER's Telecommunications Service. Any request by BROOKS FIBER for access to a NYNEX Network Element that is not already available shall be treated as a Network Element Bona Fide Request. BROOKS FIBER shall provide NYNEX access to its Network Elements as mutually agreed by the Parties or as required by the Act, PUC or FCC.

            9.6.2 NYNEX shall provide Network Elements to BROOKS FIBER under this Section 9.6 subject to the requirements of Sections 251 (c) (3) and (d) (2)
(A) and applicable FCC and/or PUC rules.

      9.7 Provisioning of Unbundled Links

      The following coordination procedures shall apply for new unbundled Links and the conversions of "live" Telephone Exchange Services to unbundled Links (herein after referred to as "hot cuts"):

            9.7.1 BROOKS FIBER shall request unbundled Links from NYNEX by delivering to NYNEX a valid electronic transmittal Service Order using the NYNEX electronic ordering platform (as cooperatively designed and implemented to meet the minimum requirements for information exchange needed to order and provision services to certified local exchange carriers and enhanced to support industry standards as developed for interconnection services) or another mutually agreed upon system. Within two (2) business days of NYNEX's receipt of a Service Order, NYNEX shall provide BROOKS FIBER the firm order commitment ("FOC") date according to the applicable Performance

Standards set forth in Schedule 27.0 by which the Link(s) covered by such Service Order will be installed.

            9.7.2 NYNEX agrees to respond to BROOKS FIBER's Service Orders on a non-discriminatory basis consistent with the manner in which it provides service to its own retail customers or any other Telecommunications Carrier.

            9.7.3 NYNEX agrees to accept from BROOKS FIBER at the time the service request is submitted for scheduled conversion of hot cut unbundled link orders, a desired date and time (the "Scheduled Conversion Time") in the "A.M." (12:01 a.m. to 12:00 noon) or "P.M." (12:01 p.m. to 12:00 midnight) (as applicable, the "Conversion Window") for the hot cut.

            9.7.4 NYNEX shall test for BROOKS FIBER dial tone at the POT bay by testing through the tie cable provisioned between the NYNEX main distributing frame and the BROOKS FIBER expanded interconnection node forty-eight (48) hours prior to the Scheduled Conversion Time.

            9.7.5 Not less than one hour prior to the Scheduled Conversion Time, either Party may contact the other Party and unilaterally designate a new Scheduled Conversion Time (the "New Conversion Time"). If the New Conversion Time is within the Conversion Window, no charges shall be assessed on or waived by either Party. If, however, the New Conversion Time is outside of the Conversion Window, the Party requesting such New Conversion Time shall be subject to the following:

            If NYNEX requests the New Conversion Time, the applicable Service Order Charge shall be waived; and

            If BROOKS FIBER requests the New Conversion Time, BROOKS FIBER shall be assessed a Line Connection Charge in addition to the Service Order Charge that will be incurred for the New Conversion Time.

            9.7.6 Except as otherwise agreed by the Parties for a specific conversion, such as large cutovers of ten lines or more that have negotiated intervals, the Parties agree that the time interval expected from disconnection of NYNEX's "live" Telephone Exchange Service to the connection of an unbundled Network Element at the BROOKS FIBER Collocation node's POT Bay will be accomplished within a window of time as detailed following: Between the effective date of this Agreement and 9/30/97 ninety (90) minutes; from 10/1/97 through the end of this agreement sixty (60) minutes or less. If a conversion interval exceeds sixty (60) minutes and such delay is caused solely by NYNEX (and not by a contributing Delaying Event (as defined in Section 27.4)), NYNEX shall waive the applicable Service Order Charge for such element. If BROOKS FIBER has ordered INP with the installation of a Link, NYNEX will coordinate the implementation of INP with the Link conversion during with the above stated intervals at no additional charge.

            9.7.7 If either Party requests or approves the other Party's NYNEX technician to perform services in excess of or not otherwise contemplated by the Service Order charge either Party may charge the other Party for any additional and reasonable labor charges to perform such services.

            9.7.8 If as the result of end user actions, (e.g., Customer not ready ["CNR"]), NYNEX cannot complete requested work activity when a technician has been dispatched to the site BROOKS FIBER will be assessed a non-recurring charge associated with this visit. This charge will be the sum of the Service Order Charge and Premises Visit Charge as specified in Tariff P.U.C. - R.I. - No. 15.

            9.7.9 Until such time as the PUC approves an unbundled network element non-recurring Service Order Charge, an interim non-recurring service order charge shall apply on a per link basis. The interim service order rate shall equal the Service and Equipment Charge to install a business network access line, as specified in Tariff P.U.C. - R.I. - No. 15.

      9.8 Maintenance of Unbundled Network Elements

      If (i) BROOKS FIBER reports to NYNEX a Customer trouble, (ii) BROOKS FIBER requests a dispatch, (iii) NYNEX dispatches a technician, and (iv) such trouble was not caused by NYNEX's facilities or equipment in whole or in part, then BROOKS FIBER shall pay NYNEX a trip charge of $45.00 and $18.00 per quarter hour for time associated with said dispatch beyond the first 1/2 hour. In addition this charge also applies when the end user contact as designated by BROOKS FIBER is not available at the appointed time. BROOKS FIBER accepts responsibility for initial trouble isolation and providing NYNEX with appropriate dispatch information based on their test results. If as the result of BROOKS FIBER's instructions, NYNEX is erroneously requested to dispatch within a NYNEX Central Office or to a POT Bay ("dispatch in"), a charge of $100.00 per occurrence will be assessed to BROOKS FIBER by NYNEX. NYNEX agrees to respond to BROOKS FIBER trouble reports on a non-discriminatory basis consistent with the manner in which it provides service to its own retail customers or any other Telecommunications Carrier.

      9.9 True-Up of Monthly Unbundled Link Charges for Rhode Island

            9.9.1 NYNEX and BROOKS FIBER agree to provide true-ups to one another for all links purchased in Rhode Island by BROOKS FIBER through the end of the initial term of this Agreement up to:

                  a) the date of the Initial Link Rate Decision, as defined in
                  Section 9.9.3; and for

                  b) the date of the Final Link Rate Decision, as defined in
                  Section 9.9.4.

            9.9.2 "Current Monthly Rates" is as set forth in the Pricing
Schedule.

                  9.9.2.1 Notwithstanding the foregoing paragraph 9.9.2, nothing in this Agreement shall be construed to imply that BROOKS FIBER agrees that the rate set forth in Section 9.9.2 is a reasonable or appropriate charge for unbundled Links.

            9.9.3 "Initial Link Rate Decision" is any decision of the PUC establishing any interim monthly link rates which is issued subsequent to the date of the execution of this Agreement and before the expiration of the initial term of this Agreement.

            9.9.4 "Final Link Rate Decision" represents the lower of any of the following which occur during the initial term of this Agreement:

                  a) a decision of the PUC establishing permanent monthly link rates which is issued subsequent to either the date of this Agreement or the Initial Link Rate Decision as modified by any rulings by the FCC or appeals ruled upon in any federal or state court of competent jurisdiction,

                  b) any rate established through arbitration between NYNEX and a third party that is approved by a ruling of the PUC, the FCC or any federal or state court of competent jurisdiction.

                  c) the most favorable negotiated Link rate agreed to by NYNEX and a third party in Rhode Island.

            9.9.5 "Initial Link Months" represents the cumulative sum of total links in service to BROOKS FIBER each month for the period beginning on the effective date of this Agreement and ending at the date of the Initial Link Rate Decision. For example, if 10 links are in service each month for 5 months, the number of Link Months would equal 50.

            9.9.6 "Final Link Months" represents the cumulative sum of total links in service to BROOKS FIBER each month for the period beginning on the effective date of this Agreement and ending at the date of the Final Link Rate Decision.

            9.9.7 "Initial Per-Link True-up" represents the difference between the Current Monthly Rate and the rate established under the Initial Link Rate Decision.

            9.9.8 "Final Per-Link True-up" represents the difference between the rate established under any Initial Link Rate Decision and the Final Link Rate Decision; or the difference between the Current Monthly Rate and the Final Link Rate Decision absent any Initial Link Rate Decision.

            9.9.9 "Initial True-up Amount" is the product amount calculated by multiplying Initial Link Months by the Initial Per-Link True-up.

            9.9.10 "Final True-up Amount" is the product amount calculated by multiplying Link Months by the Final Per-Link True-up.

            9.9.11 NYNEX agrees to pay BROOKS FIBER and BROOKS FIBER agrees to pay NYNEX the Initial True-up Amount as applicable within thirty (30) days of the Initial Link Rate Decision.

            9.9.12 NYNEX agrees to pay BROOKS FIBER and BROOKS FIBER agrees to pay NYNEX the Final True-up Amount as applicable within thirty (30) days of any Final Link Decision.

            9.9.13 BROOKS FIBER and NYNEX will track the number of Link Months on a prospective basis up until payment of the Final True-up Amount.

10.0 RESALE -- SECTIONS 251(c)(4) and 251(b)(1)

      10.1 Availability of Wholesale Rates for Resale

      NYNEX shall offer to BROOKS FIBER for resale at wholesale rates its local exchange telecommunications services, as described in Section 251(c)(4) of the Act, at the rates set forth in the Pricing Schedule, pending approval by the PUC of permanent resale rates. NYNEX shall make such resale arrangements available to BROOKS FIBER as soon as it makes such resale service generally available in the State of Rhode Island.

      10.2 Availability of Retail Rates for Resale

      Each Party shall make available its Telecommunications Services for resale at retail rates to the other Party in accordance with Section 251(b)(1) of the Act in accordance with each Party's applicable approved tariffs.

      10.3 Term and Volume Discounts

      Upon request, NYNEX agrees to offer term and volume discounts for resold retail services.

11.0 NOTICE OF CHANGES -- SECTION 251(c)(5)

      If a Party makes a change in its network which it believes will materially affect the inter-operability of its network with the other Party, the Party making the change shall provide at least ninety (90) days advance written notice of such change to the other Party.

12.0 COLLOCATION -- SECTION 251(c)(6)

      12.1 Upon request, NYNEX shall provide to BROOKS FIBER Physical Collocation for its transport facilities and equipment, pursuant to the terms and conditions of NYNEX's applicable tariffs on file with the FCC and the PUC as necessary for Interconnection (pursuant to Section 4.0) or for access to unbundled Network Elements (pursuant to Section 9.0). NYNEX may provide for Virtual Collocation if NYNEX demonstrates to the PUC that Physical Collocation is not practical for technical reasons or because of space limitations, as provided in Section 251(c)(6) of the Act. Upon request by BROOKS FIBER and to the extent technically feasible and as space permits, NYNEX shall provide Collocation at additional locations for placement of such equipment and alternative physical Collocation arrangements.

      12.2 BROOKS FIBER agrees to provide to NYNEX upon NYNEX's Network Element Bona Fide Request, Collocation of equipment for purposes of Interconnection (pursuant to Section 4.0) on a non-discriminatory basis and at comparable rates, terms and conditions as BROOKS FIBER may provide to other common carriers. BROOKS FIBER shall provide such Collocation subject to applicable tariffs or contracts.

      12.3 The Collocating Party shall provide its own or third-party leased transport facilities and terminate those transport facilities in equipment located in its Physical Collocation space at the Housing Party's premises as described in applicable tariffs or contracts and purchase Cross Connection to services or facilities as described in applicable tariffs or contracts.

      12.4 BROOKS FIBER may install Remote Switching Modules ("RSMs") inside Collocation spaces unless and until the FCC determines that incumbent LECs need not permit Collocation of such equipment, in which event NYNEX must allow BROOKS FIBER a reasonable transition period for removing or replacing such equipment.

      12.5 To the extent not specified in this Agreement, the rates, terms and conditions governing Collocation shall be those contained in applicable NYNEX tariffs, NYNEX's standard Collocation license agreement, or (at the option of BROOKS FIBER) the Collocation portion of an approved Rhode Island
Interconnection agreement between NYNEX and another carrier.

13.0 NUMBER PORTABILITY -- SECTION 251(b)(2)

      13.1 Scope

            13.1.1 The Parties shall provide Number Portability on a reciprocal basis to each other to the extent technically feasible, and in accordance with rules and regulations as from time to time prescribed by the FCC and/or the PUC.

            13.1.2 Until Number Portability is implemented by the industry pursuant to regulations issued by the FCC or the PUC, the Parties agree to provide Interim Telecommunications Number Portability ("INP") to each other through remote call forwarding, Route Indexing, and full NXX code migration at the prices listed in the Pricing Schedule.

            13.1.3 Once Number Portability is implemented pursuant to FCC or PUC regulation, either Party may withdraw, at any time and at its sole discretion, its INP offerings, subject to advance notice to the other Party and coordination to allow the seamless and transparent conversion of INP Customer numbers to Number Portability. Upon implementation of Number Portability pursuant to FCC regulation, both Parties agree to conform and provide such Number Portability.

      13.2 Procedures for Providing INP Through Remote Call Forwarding

      BROOKS FIBER and NYNEX will provide INP through Remote Call Forwarding as follows:

            13.2.1 A Customer of one Party ("Party A") elects to become a Customer of the other Party ("Party B"). The Customer elects to utilize the original telephone number(s) corresponding to the Exchange Service(s) it previously received from Party A, in conjunction with the Exchange Service(s) it will now receive from Party B. Upon receipt of a signed letter of agency from the Customer (and an associated service order) assigning the number to Party B, Party A will implement an arrangement whereby all calls to the original telephone number(s) will be forwarded to a new telephone number(s) designated by Party B. Party A will route the forwarded traffic to Party B over the appropriate Local/IntraLATA Trunks as if the call had originated on Party A's network.

            13.2.2 Party B will become the customer of record for the original Party A telephone numbers subject to the INP arrangements. Party A shall use its reasonable efforts to consolidate into as few billing statements as possible all collect, calling card, and 3rd-number billed calls associated with those numbers, with sub-account detail by retained number. At Party B's sole discretion, such billing statement shall be delivered to Party B in an agreed-upon format via either electronic file transfer, daily magnetic tape, or monthly magnetic tape.

            13.2.3 Party A will update its Line Information Database ("LIDB") listings for retained numbers, and restrict or cancel calling cards associated with those forwarded numbers as directed by Party B.

            13.2.4 Within two (2) business days of receiving notification from the Customer, Party B shall notify Party A of the Customer's termination of service with Party B, and shall further notify Party A as to that Customer's instructions regarding its telephone number(s). Party A will reinstate service to that Customer, cancel the INP arrangements for that Customer's telephone number(s), or redirect the INP arrangement to another INP-participating-LEC pursuant to the Customer's instructions at that time.

      13.3 Procedures for Providing INP Through Route Indexing

      Upon mutual agreement, NYNEX will deploy a Route Index arrangement as mutually agreed upon, which combines direct trunks, provisioned between NYNEX's and BROOKS FIBER's End Offices, with trunk side routing translations and full SS7 functionality. Under this arrangement, inbound calls to a ported number will be pointed at a route index that sends the call to a dedicated trunk group, built as a direct final, for the sole purpose of facilitating completion of calls to a ported number. NYNEX will coordinate with BROOKS FIBER to provide this solution in a mutually agreeable and administratively manageable manner (e.g., NXX level) so as to minimize switch resource utilization for both Parties.

      13.4 Procedures for Providing INP Through Full NXX Code Migration

      Where either Party has activated an entire NXX for a single Customer, or activated a substantial portion of an NXX for a single Customer with the remaining numbers in that NXX either reserved for future use or otherwise unused, if such Customer chooses to receive service from the other Party, the first Party shall cooperate with the second Party to have the entire NXX reassigned in the LERG (and associated industry databases, routing tables, etc.) to an End Office operated by the second Party. Such transfer will be accomplished with appropriate coordination between the Parties and subject to appropriate industry lead-times for movements of NXXs from one switch to another.

      13.5 Receipt of Terminating Compensation on Traffic to INP'ed Numbers

      The Parties agree that under INP terminating compensation on calls to INP'ed numbers should be received by each Customer's chosen LEC as if each call to the Customer had been originally addressed by the caller to a telephone number bearing an NPA-NXX directly assigned to the Customer's chosen LEC. In order to accomplish this objective where INP is employed, the Parties shall utilize the process set forth in this Section 13.5 whereby terminating compensation on calls subject to INP will be passed from the Party (the "Performing Party") which performs the INP to the other Party (the "Receiving Party") for whose Customer the INP is provided.

            13.5.1 The Parties shall individually and collectively track and quantify INP traffic between their networks based on the CPN of each call by identifying CPNs which are INP'ed numbers. The Receiving Party shall charge the Performing Party for each minute of INP traffic at the INP Traffic Rate specified in Section 13.6.3 in lieu of any other compensation charges for terminating such traffic.

            13.5.2 By the Interconnection Activation Date, the Parties shall jointly estimate for the prospective year, based on historic data of all traffic in the LATA, the percentages of such traffic that if dialed to telephone numbers bearing NPA-NXXs directly assigned to a Receiving Party (as opposed to the INP'ed number) would have been subject to (i) Local Traffic exchanged between the Parties ("Local Reciprocal Traffic"), (ii) IntraLATA Toll Traffic exchanged between the Parties ("IntraLATA Toll Reciprocal Traffic", iii) appropriate Intrastate FGD charges ("Intra Traffic"), (iv) Interstate FGD charges ("Inter Traffic"), or (v) handling as Local Traffic under transiting arrangements between the Parties ("Transit Traffic"). On the date which is six (6) months after the Interconnection Activation Date, and thereafter on each succeeding six month anniversary of such Interconnection Activation Date, the Parties shall establish new INP traffic percentages to be applied in the prospective six (6) month period, based on actual INP traffic percentages from the preceding six (6) month period.

            13.5.3 The INP Traffic Rate shall be equal to the sum of:

            (Local Reciprocal Traffic percentage times the Local Reciprocal Compensation Rate set forth in the Pricing Schedule) plus (IntraLATA Toll Reciprocal Traffic percentage times NYNEX's effective intrastate FGD rates, less rates for tandem switching and transport functions performed by the Performing Party) plus (Interstate IntraLATA Traffic percentage times NYNEX's effective interstate FGD rates, less rates for tandem switching and transport functions performed by the Performing Party).

            A rate of zero shall be applied to the Transit Traffic percentage.

      13.6 True-up of Monthly INP Costs

            13.6.1 Until such time as a competitively neutral cost recovery mechanism is implemented pursuant to a PUC or FCC order ("the Interim Recovery Period"), the Parties shall track and record the cumulative sum of ported numbers provided via an INP functionality to each other each month for the purpose of calculating an INP true-up amount that the Party providing an INP functionality may then be entitled to bill and receive under such PUC or FCC order. The true-up amount shall equal the sum of the ported number provided to the Party receiving the INP functionality, multiplied by the number of months applicable to each ported number during the Interim Recovery Period, multiplied by the Final INP Rate set by the PUC or FCC.

            13.6.2 In the event the PUC or FCC establishes a competitively neutral cost recovery mechanism which allows recovery of amounts for the provision of INP functionalities different from those amounts listed for such functionalities in the Pricing Schedule, the Parties shall adopt such different amounts in accordance with such competitively neutral cost recovery mechanism. Should the FCC or PUC adopt a competitively neutral cost recovery mechanism for INP which differs from that stipulated to by the Parties herein the Parties shall adopt such a mechanism pursuant to said order in lieu of the payment arrangements outlined in this
Section 13.0.

14.0 NUMBER RESOURCES ASSIGNMENTS

      NYNEX shall assign to BROOKS FIBER NXX codes in accordance with national guidelines at no charge.

15.0 DIALING PARITY -- SECTION 251(b)(3)

      NYNEX shall provide Local Dialing Parity as required under Section 251(b)(3) of the Act in the following manner: Telephone numbers are provided pursuant to Section 14.0; Directory Assistance is provided pursuant to Section 19.2; Directory Listings are provided pursuant to section 19.1; and Operator Services are provided to Sections 19.2.4 and 19.2.6.

16.0 ACCESS TO RIGHTS-OF-WAY -- SECTION 251(b)(4)

      Each Party shall provide the other Party access to its poles, ducts, rights-of-way and conduits it owns or controls, to the extent permitted by law and as required by Section 224 of the Act or PUC Order, on terms, conditions and prices comparable to those offered to any other entity pursuant to each Party's applicable tariffs and/or standard agreements with such entities.

17.0 DATABASES AND SIGNALING

      NYNEX shall provide BROOKS FIBER with interfaces to access NYNEX's databases, including LIDB and 800/888, as well as DCAS for ordering and provisioning purposes, and associated signaling necessary for the routing and completion of BROOKS FIBER's traffic through the provision of SS7 under its applicable tariffs.

18.0 REFERRAL ANNOUNCEMENT

      When a Customer changes its service provider from NYNEX to BROOKS FIBER, or from BROOKS FIBER to NYNEX, and does not retain its original telephone number, the Party formerly providing service to such Customer shall provide a referral announcement ("Referral Announcement") on the abandoned telephone number which provides details on the Customer's new number. Referral Announcements shall be provided reciprocally, free of charge to either the other Party or the Customer, for a period of not less than four (4) months after the date the Customer changes its telephone number in the case of business Customers and not less than sixty (60) days after the date the Customer changes its telephone number in the case of residential Customers. However, if either Party provides Referral Announcements for a period different than the above respective periods when its Customers change their telephone numbers, such Party shall provide the same level of service to Customers of the other Party.

19.0 DIRECTORY SERVICES ARRANGEMENTS

      NYNEX will provide certain directory services to BROOKS FIBER as defined herein. In this Section 19 of this Agreement, references to BROOKS FIBER Customer telephone numbers means telephone numbers falling within NXX codes directly assigned to BROOKS FIBER and to numbers which are retained by BROOKS FIBER on the Customer's behalf pursuant to Interim Telecommunications Number Portability arrangements described in Section 13 of this Agreement.

      19.1 Directory Listings and Directory Distributions

            19.1.1 NYNEX will include BROOKS FIBER Customers telephone numbers in all of its "White Pages" and "Yellow Pages" directory listings (including electronic directories) and directory assistance databases associated with the areas in which BROOKS FIBER provides services to such Customers, and will distribute such directories to such Customers, in an identical and transparent manner in which it provides those functions for its own Customers' telephone numbers.

            19.1.2 NYNEX will include all BROOKS FIBER NXX codes on appropriate existing calling charts in the NYNEX Customer Guide section of the directory in the same manner as it provides this information for its own NXX codes.

            19.1.3 BROOKS FIBER will provide NYNEX with its directory listings and daily updates to those listings (including new, changed, and deleted listings) in a mutually agreed upon format at no charge.

            19.1.4 NYNEX will accord BROOKS FIBER directory listing information the same level of confidentiality which NYNEX accords its own directory listing information.

            19.1.5 NYNEX shall provide BROOKS FIBER at no charge with (i) one basic single line white and yellow page directory listing per business Customer number, or one basic single line white page directory listing per residence Customer number, (ii) directory distribution for BROOKS FIBER Customers, and
(iii) listings of BROOKS FIBER Customers in the directory assistance database.

            19.1.6 NYNEX will provide BROOKS FIBER with a report of all BROOKS FIBER customer listings ninety (90) days prior to directory publication in such form and format as may be mutually agreed to by both Parties. Both Parties shall use their best efforts to ensure the accurate listing of such information.

            19.1.7 Yellow Page Maintenance

            NYNEX will work cooperatively with BROOKS FIBER so that Yellow Page advertisements purchased by Customers who switch their service to BROOKS FIBER (including customers utilizing Interim Telecommunications Number Portability) are maintained without interruption. NYNEX will allow BROOKS FIBER customers to purchase new yellow pages advertisements without discrimination, under the identical rates, terms and conditions that apply to NYNEX's Customers.

            19.1.8 Information Pages

            NYNEX will include in the "Information Pages" or comparable section of its White Pages Directories for areas served by BROOKS FIBER, listings provided by BROOKS FIBER for BROOKS FIBER's installation, repair and Customer service, information, including appropriate identifying logo. Such listings shall appear in the manner that such information appears for subscribers of NYNEX and other LECs. NYNEX shall not charge BROOKS FIBER for inclusion of this information.

      19.2 Directory Assistance ("DA") and Operator Services

            19.2.1 NYNEX will provide BROOKS FIBER's operators an on-line access to NYNEX's directory assistance database, when and where such access becomes available to organizations outside NYNEX.

            19.2.2 At BROOKS FIBER's option, NYNEX will provide BROOKS FIBER with intraLATA, NYNEX-branded directory assistance service, or BROOKS FIBER-branded directory assistance and Directory Assistance Call Completion
(DACC), which are comparable to the directory assistance service NYNEX makes available to its own end users, at the prices set forth in the Pricing Schedule.

            19.2.3 When NYNEX provides to BROOKS FIBER DA or Operator Services, NYNEX requires that such services will be provided to BROOKS FIBER over dedicated operator services trunk groups, utilizing Feature Group C-Type modified Operator Services Signaling when interconnecting to the NYNEX operator services network.

            19.2.4 BROOKS FIBER (or its operator service provider) and NYNEX will provide LEC-to-LEC Busy Line Verification and Interrupt (BLV/I) trunks to one another, in conjunction with POTS traffic, to enable each party to support this functionality. (This option is provisioned subject to technical limitations, such as those that apply on ported numbers).

            19.2.5 Busy Line Verification ("BLV") is performed when one Party's Customer requests assistance from the operator bureau to determine if the called line is in use. However, the operator bureau will not complete the call for the Customer initiating the BLV inquiry. Only one BLV attempt will be made per Customer operator bureau call, and a charge shall apply whether or not the called party releases the line.

            19.2.6 Busy Line Verification and Interrupt ("BLVI") is performed when one Party's operator bureau interrupts a telephone call in progress after BLV has occurred. The operator bureau will interrupt the busy line and inform the called party that there is a call waiting. The operator bureau will only interrupt the call and will not complete the telephone call of the Customer initiating the BLVI request. The operator bureau will make only one BLVI attempt per Customer operator bureau call and the applicable charge applies whether or not the called party releases the line.

            19.2.7 Each Party's operator bureau shall accept BLV and BLVI inquiries from the operator bureau of the other Party in order to allow transparent provision of BLV/BLVI Traffic between the Parties' networks.

            19.2.8 Each Party shall route BLV/BLVI Traffic inquiries over the existing network established between the Parties' respective operator bureaus. Each Party shall compensate the other Party for BLV/BLVI Traffic as set forth in the Pricing Schedule.

            19.2.9 NYNEX will provide operator services call completion to BROOKS FIBER's operators and Customers, upon BROOKS FIBER's request, for the termination of alternate billed calls from BROOKS FIBER's subscribers. Call completion services will allow BROOKS FIBER Customers the ability, through the mechanized NYNEX operator interface or the NYNEX operator, to complete calls via 0+ or 0- dialing with alternate billing capabilities. Billing for the calls will be on a flat rate per call transaction for 0+ calls or per Operator Work Second on 0- calls. NYNEX will provide call detail records in EMR format for the call completion services at a charge set forth in the Pricing Schedule.

20.0 GENERAL RESPONSIBILITIES OF THE PARTIES

      20.1 Both NYNEX and BROOKS FIBER shall use their best efforts to comply with the Implementation Schedule.

      20.2 The Parties shall exchange technical descriptions and forecasts of their Interconnection and traffic requirements in sufficient detail necessary to establish the Interconnections required to assure traffic completion to and from all Customers in their respective designated service areas. BROOKS FIBER, for the purpose of ubiquitous connectivity, network diversity and alternate routing, shall connect to at least one Tandem Office Switch for the receipt/completion of traffic to any NYNEX End Office Switches.

      20.3 Thirty (30) days after the Effective Date and each quarter during the term of this Agreement, each Party shall provide the other Party with a rolling, six (6) calendar month, non-binding forecast of its traffic and volume requirements for the services and Network Elements provided under this Agreement in the form and in such detail as agreed by the Parties. Notwithstanding Section 29.6.1, the Parties agree that each forecast provided under this Section 20.3 shall be deemed "Proprietary Information" under Section 29.6.

      20.4 Any Party that is required pursuant to this Agreement to provide a forecast (the "Forecast Provider") or the Party that is entitled pursuant to this Agreement to receive a forecast (the "Forecast Recipient") with respect to traffic and volume requirements for the services and Network Elements provided under this Agreement may request in addition to non-binding forecasts required by Section 20.3 that the other Party enter into negotiations to establish a forecast (a "Binding Forecast") that commits such Forecast Provider to purchase, and such Forecast Recipient to provide, a specified volume to be utilized as set forth in such Binding Forecast. The Forecast Provider and Forecast Recipient shall negotiate the terms of such Binding Forecast in good faith and shall include in such Binding Forecast provisions regarding price, quantity, liability for failure to perform under a Binding Forecast and any other terms desired by such Forecast Provider and Forecast Recipient. Notwithstanding Section 29.6.1, the Parties agree that each forecast provided under this Section 20.4 shall be deemed "Proprietary Information" under Section 29.6.

      20.5 Each Party is individually responsible to provide facilities within its network which are necessary for routing, transporting, measuring, and billing traffic from the other Party's network and for delivering such traffic to the other Party's network in the standard format compatible with NYNEX's network and to terminate the traffic it receives in that standard format to the proper address on its network. Such facility shall be designed based upon the description and forecasts provided under Sections 20.2 and 20.3 above. The Parties are each solely responsible for participation in and compliance with national network plans, including The National Network Security Plan and The Emergency Preparedness Plan.

      20.6 Neither Party shall use any service related to or any of the Services provided in this Agreement in any manner that interferes with other persons in the use of their service, prevents other persons from using their service, or otherwise impairs the quality of service to other carriers or to either Party's Customers, and either Party may discontinue or refuse service if the other Party violates this provision. Upon such violation, either Party shall provide the other Party notice, if practicable, at the earliest practicable time.

      20.7 Each Party is solely responsible for the services it provides to its Customers and to other Telecommunications Carriers.

      20.8 The Parties shall work cooperatively to minimize fraud associated with third-number billed calls, calling card calls, and any other services related to this Agreement.

      20.9 Each Party is responsible for administering NXX codes assigned to it.

      20.10 Each Party is responsible for obtaining Local Exchange Routing Guide ("LERG") listings of CLLI codes assigned to its switches.

      20.11 Each Party shall use the LERG published by Bellcore or its successor for obtaining routing information and shall provide all required information to Bellcore for maintaining the LERG in a timely manner.

      20.12 Each Party shall program and update its own Central Office Switches and End Office Switches and network systems to recognize and route traffic to and from the other Party's assigned NXX codes. Except as mutually agreed or as otherwise expressly defined in this Agreement, neither Party shall impose any fees or charges on the other Party for such activities.

      20.13 At all times during the term of this Agreement, each Party shall keep and maintain in force at each Party's expense all insurance required by law (e.g., workers' compensation insurance) as well as general liability insurance for personal injury or death to any one person, property damage resulting from any one incident, automobile liability with coverage for bodily injury for property damage. Upon request from the other Party, each Party shall provide to the other Party evidence of such insurance (which may be provided through a program of self insurance).

      20.14 End User Repair Calls. The Parties will employ the following procedures for handling misdirected repair calls:

            20.14.1 In answering repair calls, neither Party shall make disparaging remarks about each other, nor shall they use these repair calls as the basis for internal referrals or to solicit customers to market services. Either Party will respond with factual information in answering customer questions.

            20.14.2 Each Party will notify its customers as to the correct telephone numbers to call in order to access its repair bureaus.

            20.14.3 To the extent possible, where the correct local exchange carrier can be determined, misdirected repair calls to one Party will be immediately referred to the other Party, as appropriate in a courteous manner, at no charge.

            20.14.4 The Parties will provide their respective repair contact numbers to one another on a reciprocal basis.

21.0 TERM AND TERMINATION

      21.1 The initial term of this Agreement shall be three (3) years (the "Term") which shall commence on the Effective Date. Absent the receipt by one Party of written notice from the other Party at least sixty (60) days prior to the expiration of the Term to the effect that such Party does not intends to extend the Term of this Agreement, this Agreement shall automatically renew and remain in full force and effect on and after the expiration of the Term until terminated by either Party as set forth before.

            21.1.1 If pursuant to Section 21.1 the Agreement continues in full force and effect after the expiration of the Term, either Party may terminate the Agreement ninety (90) days after delivering written notice to the other Party of the intention to terminate this Agreement. Neither Party shall have any liability to the other Party for termination of this Agreement pursuant to this
Section 21.1 other than to pay to the other Party any amounts owed under this Agreement.

      21.2 Upon termination or expiration of this Agreement in accordance with this Section 21.0:

            (a) each Party shall comply immediately with its obligations set forth in Section 29.6.3;

            (b) each Party shall promptly pay all amounts (including any late payment charges) owed under this Agreement;

            (c) each Party's indemnification obligations shall survive termination or expiration of this Agreement; and

            (d) each Party shall continue to perform its obligations and provide its services described herein until such time as a survivor Agreement between the Parties is entered into; provided, however, that the Parties may mutually agree to renegotiate the rates, fees and charges herein to reflect any costs or expenses associated with the transfer, renewal or termination of this Agreement.

22.0 DISCLAIMER OF REPRESENTATIONS AND WARRANTIES

      EXCEPT AS EXPRESSLY PROVIDED UNDER THIS AGREEMENT, NO PARTY MAKES OR RECEIVES ANY WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE SERVICES, FUNCTIONS AND PRODUCTS IT PROVIDES UNDER OR CONTEMPLATED BY THIS AGREEMENT AND THE PARTIES DISCLAIM THE IMPLIED WARRANTIES OF MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE.

23.0 CANCELLATION CHARGES

      Except as provided in Sections 9.6.4 and 19.4 and pursuant to a Network Element Bona Fide Request, or as otherwise provided in any applicable tariff or contract referenced herein, no cancellation charges shall apply.

24.0 NON-SEVERABILITY

      24.1 The services, arrangements, Interconnection, Network Elements, terms and conditions of this Agreement were mutually negotiated by the Parties as a total arrangement and are intended to be non-severable, subject only to Section
29.14 of this Agreement.

      24.2 Nothing in this Agreement shall be construed as requiring or permitting either Party to contravene any mandatory requirement of federal or state law, or any regulations or orders adopted pursuant to such law.

25.0 INDEMNIFICATION

      25.1 Each party (the "Indemnifying Party") shall indemnify and hold harmless the other party ("Indemnified Party") from and against loss, cost, claim liability, damage, and expense (including reasonable attorney's fees) to third parties for:

            (1) damage to tangible personal property or for personal injury proximately caused by the negligence or willful misconduct of the Indemnifying Party, its employees, agents or contractors; and

            (2) claims for libel, slander, infringement of copyright arising from the Indemnifying Party's own communications or the communications of such Indemnifying Party's Customers transmitted over the Indemnified Party's facilities; and

            (3) claims for infringement of patents arising from combining the Indemnified Party's facilities or services with, or the using of the Indemnified Party's services or facilities in connection with, facilities of the Indemnifying Party.

      Notwithstanding this indemnification provision or any other provision in the Agreement, neither Party, nor its parent, subsidiaries, affiliates, agents, servants, or employees shall be liable to the other for "Consequential Damages" as that term is described in Section 26.3 below.

      25.2 The Indemnified Party will notify the Indemnifying Party promptly in writing of any claims, lawsuits, or demands by third parties for which the Indemnified Party alleges that the Indemnifying Party is responsible under this Section, and, if requested by the Indemnifying Party, will tender the defense of such claim, lawsuit or demand.

            (1) In the event the Indemnifying Party does not promptly assume or diligently pursue the defense of the tendered action, then the Indemnified Party may proceed to defend or settle said action and the Indemnifying Party shall hold harmless the Indemnified Party from any loss, cost liability, damage and expense.

            (2) In the event the Party otherwise entitled to indemnification from the other elects to decline such indemnification, then the Party making such an election may, at its own expense, assume defense and settlement of the claim, lawsuit or demand.

            (3) The parties will cooperate in every reasonable manner with the defense or settlement of any claim, demand, or lawsuit.

26.0 LIMITATION OF LIABILITY

      26.1 Except for the indemnity obligations under Section 25.0, each Party's liability to the other Party for any Loss relating to or arising out of any negligent act or omission in its performance of this Agreement, whether in contract or tort, shall be limited to the total amount that is or would have been charged to the other Party by such negligent or breaching Party for the services or functions not performed or improperly performed.

      26.2 Except as otherwise provided in Section 25.0, no Party shall be liable to the other Party for any Loss, defect or equipment failure caused by the conduct of the other Party, the other Party's agents, servants, contractors or others acting in aid or concert with the other Party, except for gross negligence or willful misconduct.

      26.3 In no event shall either Party have any liability whatsoever to the other Party for any indirect, special, consequential, incidental or punitive damages, including but not limited to loss of anticipated profits or revenue or other economic loss in connection with or arising from anything said, omitted or done hereunder (collectively, "Consequential Damages"), even if the other Party has been advised of the possibility of such damages.

27.0 PERFORMANCE STANDARDS AND REPORTING REQUIREMENTS

      27.1 Performance Standards

      NYNEX shall provision, install, maintain, repair and monitor all services, Interconnection facilities, unbundled elements, Collocation elements, and all other Interconnection arrangements, facilities and services ordered by BROOKS FIBER, at the same level of quality which NYNEX provides to itself or any other party. NYNEX shall provide to BROOKS FIBER the same level of transmission quality, reliability, maintenance, repair, installation, and other service characteristics, including reporting of results, that it provides to any other party, whether pursuant to written agreement or informal or formal practice. NYNEX shall upon request provide BROOKS FIBER with complete information about all such performance arrangements and understandings. Such information may be provided pursuant to mutually acceptable confidentiality agreements where the underlying information is treated as confidential by the NYNEX customer/user, provided that such confidentiality claims are not applied in such a way as to deny

BROOKS FIBER essential information concerning the performance standards agreed upon by NYNEX and the customer/user.

      Schedule 27.1 sets forth NYNEX's minimum performance standards for unbundled link and interim number portability installation and unbundled link out-of-service repairs. Schedule 27.1 (A) sets forth the service quality standards that BROOKS FIBER will meet.

      27.2 Reporting Requirements

      NYNEX shall provide BROOKS FIBER, on a quarterly basis, the information listed in Schedule 27.2. Such information shall be provided not more than thirty
(30) days after the close of a calendar month. NYNEX shall also report its performance level as stated on Schedule 27.2 that is provided to (1) its internal network clients; (2) any NYNEX owned affiliates (as affiliates are defined under the Act); (3) to its three largest carrier customers (cumulatively); and (4) to its ten largest commercial customers (cumulatively) for the same period. NYNEX shall explain any deviation between the performance provided to BROOKS FIBER and that provided to any of these four categories of customers/users, and indicate what steps shall be taken to eliminate any deficiencies between the service provided to BROOKS FIBER and that provided to one or more of these other customers/users. NYNEX shall also offer to provide to BROOKS FIBER comparable quality and performance reports and measurements to those that it provides to any other customers, specifying as to BROOKS FIBER's services the same types of information, and at the same intervals, that it provides to these other customers.

28.0 REGULATORY APPROVAL

      The Parties understand and agree that this Agreement will be filed with the PUC and may thereafter be filed with the FCC. Each Party covenants and agrees to fully support approval of this Agreement by the PUC or the FCC under
Section 252 of the Act subject to: (1) either Party's rights under Section 29.14 of this Agreement; (2) at the option of either Party, to avail itself of any rules or requirements adopted by the PUC or the FCC in implementing the Telecommunications Act of 1996, including but not limited to the FCC's rulemaking in the Matter of Implementation of the Local Competition Provisions in the Telecommunications Act of 1996, FCC Docket No. 96-98, which materially affect the matters covered by this Agreement; and (3) either Party's right to bring an action in Federal district court pursuant to Section 252(e)(6) of the Act. In the event either Party elects to avail itself of any such rules or requirements, the Parties agree to meet and negotiate in good faith to arrive at mutually acceptable modifications of this Agreement. The Parties, however, reserve the right to seek regulatory relief and otherwise seek redress from each other regarding performance and implementation of this Agreement. In the event the PUC or FCC rejects this Agreement in whole or in part, the Parties agree to meet and negotiate in good faith to arrive at a mutually acceptable modification of the rejected portion(s).

      This agreement is subject to change, modification, or cancellation as may be required by a regulatory authority or court in the exercise of its lawful jurisdiction.

29.0 MISCELLANEOUS

      29.1 Authorization.

            29.1.1 New England Telephone and Telegraph Company is a corporation duly organized, validly existing and in good standing under the laws of the State of New York and has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder, subject to necessary regulatory approval.

            29.1.2 BROOKS FIBER is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder, subject to necessary regulatory approval. BROOKS FIBER represents that it intends to be a provider of telephone exchange service to residential and business subscribers offered exclusively over its own telephone exchange service facilities or predominantly over its own telephone exchange service facilities or in combination with the resale of the telecommunications services of other carriers.

      29.2 Compliance. Each Party shall comply with all applicable federal, state, and local laws, rules, and regulations applicable to its performance under this Agreement.

      29.3 Compliance with the Communications Assistance for Law Enforcement Act of 1994 ("CALEA"). Each Party represents and warrants that any equipment, facilities or services provided to the other Party under this Agreement comply with CALEA. Each Party shall indemnify and hold the other Party harmless from any and all penalties imposed upon the other Party for such noncompliance and shall at the non-compliant Party's sole cost and expense, modify or replace any equipment, facilities or services provided to the other Party under this Agreement to ensure that such equipment, facilities and services fully comply with CALEA.

      29.4 Independent Contractor. Neither this Agreement, nor any actions taken by NYNEX or BROOKS FIBER in compliance with this Agreement, shall be deemed to create an agency or joint venture relationship between BROOKS FIBER and NYNEX, or any relationship other than that of purchaser and seller of services.

      Neither this Agreement, nor any actions taken by NYNEX or BROOKS FIBER in compliance with this Agreement, shall create a contractual, agency, or any other type of relationship or third party liability between NYNEX and BROOKS FIBER's end users.

      29.5 Force Majeure. Neither Party shall be liable for any delay or failure in performance of any part of this Agreement from any cause beyond its control and without its fault or negligence including, without limitation, acts of nature, acts of civil or military authority, government regulations, embargoes, epidemics, terrorist acts, riots, insurrections, fires, explosions, earthquakes, nuclear accidents, floods, work stoppages, equipment failure, power blackouts, volcanic action, other major environmental disturbances, unusually severe weather conditions, inability to secure products or services of other persons or transportation facilities or acts or omissions of transportation carriers (collectively, a "Force Majeure Event").

      If any force majeure condition occurs, the Party delayed or unable to perform shall give immediate notice to the other Party and shall take all reasonable steps to correct the force majeure condition. During the pendency of the force majeure, the duties of the Parties under this Agreement affected by the force majeure condition shall be abated and shall resume without liability thereafter.

      29.6 Confidentiality.

            29.6.1 Any information such as specifications, drawings, sketches, business information, forecasts, models, samples, data, computer programs and other software and documentation of one Party (a "Disclosing Party") that is furnished or made available or otherwise disclosed to the other Party or any of its employees, contractors, agents or Affiliates (its "Representatives" and with a Party, a "Receiving Party") pursuant to this Agreement ("Proprietary Information") shall be deemed the property of the Disclosing Party. Proprietary Information, if written, shall be marked "Confidential" or "Proprietary" or by other similar notice, and, if oral or visual, shall be confirmed in writing as confidential by the Disclosing Party to the Receiving Party within ten (10) days after disclosure. Unless Proprietary Information was previously known by the Receiving Party free of any obligation to keep it confidential, or has been or is subsequently made public by an act not attributable to the Receiving Party, or is explicitly agreed in writing not to be regarded as confidential, it (a) shall be held in confidence by each Receiving Party; (b) shall be disclosed to only those persons who have a need for it in connection with the provision of services required to fulfill this Agreement and shall be used only for such purposes; and (c) may be used for other purposes only upon such terms and conditions as may be mutually agreed to in advance of use in writing by the Parties. Notwithstanding the foregoing sentence, a Receiving Party shall be entitled to disclose or provide Proprietary Information as required by any governmental authority or applicable law only in accordance with Section 29.6.2.

            29.6.2 If any Receiving Party is required by any governmental authority or by applicable law to disclose any Proprietary Information, then such Receiving Party shall provide the Disclosing Party with written notice of such requirement as soon as possible and prior to such disclosure. The Disclosing Party may then either seek appropriate protective relief from all or part of such requirement or, if it fails to successfully do so, it shall be deemed to have waived the Receiving Party's compliance with Section 29.6 with respect to all or part of such requirement. The Receiving Party shall use all commercially reasonable efforts to cooperate with the Disclosing Party in attempting to obtain any protective relief which such Disclosing Party chooses to obtain.

            29.6.3 In the event of the expiration or termination of this Agreement for any reason whatsoever, each Party shall return to the other Party or destroy all Proprietary Information and other documents, work papers and other material (including all copies thereof) obtained from the other Party in connection with this Agreement and shall use all reasonable efforts, including instructing its employees and others who have had access to such information, to keep confidential and not to use any such information, unless such information is now, or is hereafter disclosed, through no act, omission or fault of such Party, in any manner making it available to the general public.

      29.7 Governing Law. For all claims under this Agreement that are based upon issues within the jurisdiction (primary or otherwise) of the FCC, the exclusive jurisdiction and remedy for all such claims shall be as provided for by the FCC and the Act. For all claims under this Agreement that are based upon issues within the jurisdiction (primary or otherwise) of the PUC, the exclusive jurisdiction for all such claims shall be with the PUC, and the exclusive remedy for such claims shall be as provided for by such PUC. In all other respects, this Agreement shall be governed by the domestic laws of the State of Rhode Island without reference to conflict of law provisions.

      29.8 Taxes. Each Party purchasing services hereunder shall pay or otherwise be responsible for all federal, state, or local sales, use, excise, gross receipts, transaction or similar taxes, fees or surcharges levied against or upon such purchasing Party (or the providing Party when such providing Party is permitted to pass along to the purchasing Party such taxes, fees or surcharges), except for any tax on either Party's corporate existence, status or income. Whenever possible, these amounts shall be billed as a separate item on the invoice. To the extent a sale is claimed to be for resale tax exemption, the purchasing Party shall furnish the providing Party a proper resale tax exemption certificate as authorized or required by statute or regulation by the jurisdiction providing said resale tax exemption. Failure to timely provide said resale tax exemption certificate will result in no exemption being available to the purchasing Party.

      29.9 Non-Assignment. This Agreement shall be binding upon every subsidiary and affiliate of either Party that is engaged in providing telephone exchange and exchange access services in the State of Rhode Island and shall continue to be binding upon all such entities regardless of any subsequent change in their ownership. Each Party covenants that, if it sells or otherwise transfers to a third party its telephone exchange and exchange access network facilities within the State of Rhode Island, or any portion thereof, to a third party, it will require as a condition of such transfer that the transferee agree to be bound by this Agreement with respect to services provided over the transferred facilities. Except as provided in this paragraph, neither Party may assign or transfer (whether by operation of law or otherwise) this Agreement (or any rights or obligations hereunder) to a third party without the prior written consent of the other Party which consent will not be unreasonably withheld; provided that either Party may assign this Agreement to a corporate Affiliate or an entity under its common control or an entity acquiring all or substantially all of its assets or equity by providing prior written notice to the other Party of such assignment or transfer. Any attempted assignment or transfer that is not permitted is void ab initio. Without limiting the generality of the foregoing, this Agreement shall be binding upon and shall inure to the benefit of the Parties' respective successors and assigns.

      29.10 Non-Waiver. Failure of either Party to insist on performance of any term or condition of this Agreement or to exercise any right or privilege hereunder shall not be construed as a continuing or future waiver of such term, condition, right or privilege.

      29.11 Disputed Amounts.

            29.11.1 If any portion of an amount due to a Party (the "Billing Party") under this Agreement is subject to a bona fide dispute between the Parties, the Party billed (the "Non-Paying Party") shall within thirty (30) days of its receipt of the invoice containing such disputed amount give notice to the Billing Party of the amounts it disputes ("Disputed Amounts") and include in such notice the specific details and reasons for disputing each item. The Non-Paying Party shall pay when due all undisputed amounts to the Billing Party.

            29.11.2 Any undisputed amounts not paid when due shall accrue interest from the date such amounts were due at the lesser of (i) one and one-half percent (1-1/2%) per month or (ii) the highest rate of interest that may be charged under applicable law.

            29.11.3 If the Parties are unable to resolve issues related to the Disputed Amounts within forty-five (45) days, then either Party may file a complaint with the PUC to resolve such issues or proceed with any other remedy pursuant to law or equity. If such a filing is made with the PUC by either Party, the Non-Paying Party shall pay all Disputed Amounts into an interest bearing escrow account with a third Party escrow agent mutually agreed upon by the Parties. The PUC may direct payment of any or all funds (including any accrued interest) plus applicable late fees, to be paid to either Party.

            29.11.4 The Parties agree that all negotiations pursuant to this
Section 29.11 shall remain confidential and shall be treated as compromise and settlement negotiations for purposes of the Federal Rules of Evidence and state rules of evidence.

      29.12 Notices. Notices given by one Party to the other Party under this Agreement shall be in writing and shall be (a) delivered personally, (b) delivered by express delivery service, (c) mailed, certified mail or first class U.S. mail postage prepaid, return receipt requested or (d) delivered by telecopy to the following addresses of the Parties:

            To BROOKS FIBER

            Brooks Fiber Communications, Inc.
            425 Woods Mill Road South
            Town and Country, MO 63017
            Attn: President
            Facsimile: (314) 878-3211

            To NYNEX:

            NYNEX
            1095 Avenue of Americas
            40th Floor
            New York NY 10036
            Attn: Vice President - Wholesale Markets
            Facsimile: (212) 597-2585

or to such other address as either Party shall designate by proper notice. Notices will be deemed given as of the earlier of (i) the date of actual receipt, (ii) the next business day when notice is sent via express mail or personal delivery, (iii) three (3) days after mailing in the case of first class or certified U.S. mail or (iv) on the date set forth on the confirmation in the case of telecopy.

      29.13 Publicity and Use of Trademarks or Service Marks. Neither Party nor its subcontractors or agents shall use the other Party's trademarks, service marks, logos or other proprietary trade dress in any advertising, press releases, publicity matters or other promotional materials without such Party's prior written consent.

      29.14 Section 252(i) Obligations. Consistent with FCC rules, if either Party enters into an agreement approved by the PUC or FCC pursuant to Section 252 of the Act which provides for the provision in the State of Rhode Island of arrangements covered in this Agreement to another requesting Telecommunications Carrier (the "Other Agreement"), including itself or its affiliate, such Party shall make available to the other Party such arrangements upon the same rates, terms and conditions as those provided in the Other Agreement. Provided however, that upon proper notification from BROOKS FIBER, NYNEX shall make available without unreasonable delay to BROOKS FIBER any form of Interconnection, service, or network element contained in any agreement to which it is a Party that is approved by any state commission in the NYNEX operating territory pursuant to
Section 252, if such arrangement is technically feasible in the State of Rhode Island, and will negotiate in good faith with BROOKS FIBER the rates, terms, and conditions that will be applicable in the State of Rhode Island. In addition to the foregoing, BROOKS FIBER may at any time elect to include in this Agreement that portion of any other party's approved Rhode Island interconnection agreement that reflects any arbitration award from the consolidated arbitration proceeding, Docket Nos. 2449, 2458 and 2467.

      29.15 Joint Work Product. This Agreement is the joint work product of the Parties and has been negotiated by the Parties and their respective counsel and shall be fairly interpreted in accordance with its terms and, in the event of any ambiguities, no inferences shall be drawn against either Party.

      29.16 No Third Party Beneficiaries; Disclaimer of Agency. This Agreement is for the sole benefit of the Parties and their permitted assigns, and nothing herein express or implied shall create or be construed to create any third-party beneficiary rights hereunder. Except for provisions herein expressly authorizing a Party to act for another, nothing in this Agreement shall constitute a Party as a legal representative or agent of the other Party, nor shall a Party have the right or authority to assume, create or incur any liability or any obligation of any kind, express or implied, against or in the name of or on behalf of the other Party unless otherwise expressly permitted by such other Party. Except as otherwise expressly provided in this Agreement, no Party undertakes to perform any obligation of the other Party, whether regulatory or contractual, or to assume any responsibility for the management of the other Party's business.

      29.17 No License. No license under patents, copyrights or any other intellectual property right (other than the limited license to use consistent with the terms, conditions and restrictions of this Agreement) is granted by either Party or shall be implied or arise by estoppel with respect to any transactions contemplated under this Agreement.

      29.18 Technology Upgrades. Nothing in this Agreement shall limit NYNEX's ability to upgrade its network through the incorporation of new equipment, new software or otherwise. NYNEX shall provide BROOKS FIBER written notice at least ninety (90) days prior to the incorporation of any such upgrades in NYNEX's network which will materially impact BROOKS FIBER service. BROOKS FIBER shall be solely responsible for the cost and effort of accommodating such changes in its own network.

      29.19 Survival. The Parties' obligations under this Agreement which by their nature are intended to continue beyond the termination or expiration of this Agreement shall survive the termination or expiration of this Agreement, including without limitation, Sections 22.0, 25.0, 26.0, 29.3, 29.6, 29.11,
29.13 and 29.17.

      29.20 Scope of Agreement. This Agreement is intended to describe and enable specific Interconnection and access to unbundled Network Elements and compensation arrangements between the Parties. This Agreement does not obligate either Party to provide arrangements not specifically provided for herein.

      29.21 Entire Agreement. The terms contained in this Agreement and any Schedules, Exhibits, tariffs and other documents or instruments referred to herein, which are incorporated into this Agreement by this reference, constitute the entire agreement between the Parties with respect to the subject matter hereof, superseding all prior understandings, proposals and other communications, oral or written. Neither Party shall be bound by any preprinted terms additional to or different from those in this Agreement that may appear subsequently in the other Party's form documents, purchase orders, quotations, acknowledgments, invoices or other communications. This Agreement may only be modified by a writing signed by an officer of each Party.

            IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of this 22 day of May, 1997.

BROOKS FIBER COMMUNICATIONS             NYNEX
OF RHODE ISLAND

By: /s/ Robert Shanahan                 By: /s/ Jacob J. Goldberg
   ---------------------------             ------------------------------------

Printed: Robert Shanahan                Printed: Jacob J. Goldberg
         ---------------------                   ------------------------------

Title: Regional Vice President          Title: Vice President-Wholesale Markets
       -----------------------                 --------------------------------

                                  SCHEDULE 1.0

CERTAIN TERMS AS DEFINED IN THE ACT

      "Affiliate" means a person that (directly or indirectly) owns or controls, is owned or controlled by, or is under common ownership or control with, another person. For purposes of this paragraph, the term "own" means to own an equity interest (or the equivalent thereof) of more than ten percent (10%).

      "Dialing Parity" means that a person that is not an Affiliate of a LEC is able to provide Telecommunications Services in such a manner that Customers have the ability to route automatically, without the use of any access code, their Telecommunications to the Telecommunications Services provider of the Customer's designation from among two (2) or more Telecommunications Services providers (including such LEC).

      "Exchange Access" means the offering of access to Telephone Exchange Services or facilities for the purpose of the origination or termination of Telephone Toll Services.

      "InterLATA Service" means Telecommunications between a point located in a local access and transport area and a point located outside such area.

      "Local Access and Transport Area" or "LATA" means a contiguous geographic area: (a) established before the date of enactment of the Act by a Bell operating company such that no Exchange Area includes points within more than one (1) metropolitan statistical area, consolidated metropolitan statistical area, or State, except as expressly permitted under the AT&T Consent Decree; or
(b) established or modified by a Bell operating company after such date of enactment and approved by the FCC.

      "Local Exchange Carrier" means any person that is engaged in the provision of Telephone Exchange Service or Exchange Access. Such term does not include a person insofar as such person is engaged in the provision of a commercial mobile service under Section 332(c) of the Act, except to the extent that the FCC finds that such service should be included in the definition of such term.

      "Network Element" means a facility or equipment used in the provision of a Telecommunications Service. Such term also includes features, functions, and capabilities that are provided by means of such facility or equipment, including subscriber numbers, databases, signaling systems, and information sufficient for billing and collection or used in the transmission, routing, or other provision of a Telecommunications Service.

      "Number Portability" means the ability of users of telecommunications services to retain, at the same location, existing telecommunications numbers without impairment of quality, reliability, or convenience when switching from one telecommunications carrier to another.

      "Telecommunications" means the transmission, between or among points specified by the user, of information of the user's choosing, without change in the form or content of the information as sent and received.

      "Telecommunications Carrier" means any provider of Telecommunications Services, except that such term does not include aggregators of Telecommunications Services (as defined in Section 226 of the Communications
Act).

      "Telecommunications Service" means the offering of Telecommunications for a fee directly to the public, or to such classes of users as to be effectively available directly to the public, regardless of the facilities used.

      "Telephone Exchange Service" means (a) service within a telephone exchange within a connected system of telephone exchanges within the same exchange area operated to furnish subscribers intercommunicating service of the character ordinarily furnished by a single exchange, and which is covered by the exchange service charge, or (b) comparable service provided through a system of switches, transmission equipment, or other facilities (or combination thereof) by which a subscriber can originate and terminate a telecommunications service.

      "Telephone Toll Service" means telephone service between stations in different exchange areas for which there is made a separate charge not included in contracts with subscribers for exchange service.

                 SCHEDULE 4.0 Network Interconnection Schedule*

LATA        NYNEX N-IP        BROOKS FIBER B-IP       ACTIVATION DATE

130

      * Information to be provided by the Parties at a date determined by the Parties.

SCHEDULE 8.2 NYNEX Intervals for Installation

Service Order Standard Intervals

                                         Number of         Standard Interval
                                         DS1Systems         (Business Days)
                                         ----------         ---------------

Establishment of New Trunk Groups

                                          1-10                  60
                                         over 10                negotiated

Additions to Existent Trunk Groups

                                         1-4                    30
                                         over 4                 negotiated

                    SCHEDULE 27.1 NYNEX Performance Targets1

            ACTIVITY                              PERFORMANCE TARGETS

1.    Unbundled Link Installation

      a) New Link Installation:

            i) Order for Installation < 10 links      5 business days(1)
                  No Available Facilities             Reappoint installation
                                                      date

            ii) Order for Installation => 10 links
                  Facilities Confirmation             5 business days(1)
                  If Available Facilities
                        < 20 links                    10 business days from
                                                      Facilities Confirmation
                        =>  20 links                  negotiated interval(2)

      b) "Hot Cutover" Installation

            i) Order for Installation < 10 links      7 business days (1/1/97 to
                                                      3/1/97)
                                                      5 businesss days (4/1/97
                                                      and after)

            ii) Order for Installation => 10 links    negotiated interval(2)

2.    Interim Number Portability Installation

            i) Order for Installation < 10 numbers    7 business days (1/1/97 to
                                                      3/1/97)
                                                      5 businesss days (4/1/97
                                                      and after)

            ii) Order for Installation => 10 numbers  negotiated interval(2)

----------
(1) The Parties agree to use a five (5) business day interval. At a future time mutally agreed to by the Parties, the installation interval will be a SMARTS CLOCK interval.
(2) NYNEX will provide the same negotiated intervals it provides to any carrier, Customer or Parties that are similarly situated.

3.    Out-of-Service Repairs                          Less than 24 hours from
                                                      NYNEX's Receipt of
                                                      Notification of
                                                      Out-of-Service Condition

* Subject to the following percentage limitations:

1st half of Agreement               2nd half of Agreement
      Period                              Period

          65%                               70%

SCHEDULE 27.1 (A)

                                  BROOKS FIBER
                            Service Quality Criteria

1 New Unbundled Link (SVGALS) Orders

      1.0 ANI to BROOKS FIBER number, verification successful from DEMARC by NYNEX field technician.

      1.1 All order information submitted by BROOKS FIBER is valid (e.g. street address, end user LCON, floor/unit number, cable pair assignment)

      1.2 Customer (end user) available at appointed date.

      1.3 Orders completed as submitted without cancellation after FOC

2 Hot Cut Unbundled Link (SVGALS) Orders

      2.0 Verifiable BROOKS FIBER dial tone at POT bay testable by NYNEX through appropriate tie cable pair as provided by BROOKS FIBER on the service request.

      2.1 Accurate account and end user information submitted on service request

      2.3 Accurate SVGAL tie cable and pair assignment provided by BROOKS FIBER on service request

      2.4 Orders completed as submitted without cancellation after FOC

                                PRICING SCHEDULE

I. Reciprocal Compensation for local traffic shall equal the rate set forth below. Such rate for the first six months shall be:

      Rate = $.01 per minute

      The rate for Reciprocal Compensation is to be adjusted bi-annually based upon the rates and formula set forth in this Pricing Schedule. The first adjustment shall occur on January 1, 1998 July 1, 1997 and future adjustments every six months thereafter.

      Reciprocal Compensation for IntraLATA Toll traffic shall equal each Party's effective applicable tariffed IntraLATA switched access rates.

II. Information Services Billing and Collection

      Fee = $.05 per message

III. BLV/BLVI Traffic

      Rate = $1.00 per Busy Line Verification
             $1.50 per Busy Line Verification Interrupt
             (in addition to $1.00 for Busy Line Verification)

IV. Transit Service (Tandem Transient Service)

      A.    Transit Service

            Rate = $.0035 per minute

      B.    Dedicated Transiting Service

            Rate = twice the applicable charge for a collocated channel termination

V. Interim Telecommunications Number Portability

      A.    Monthly Recurring Charges

            Rate per Business Number    = $2.00
            Rate per Residential Number = $1.00

            No additional charges shall apply for interim number portability, including additional per-path, per-port, or usage-related charges, except for third party and collect calls.

      B.    Non-recurring charge

            Rate = $20.00 per ported number

            Non-recurring charges only apply when interim number portability is ordered separately from an unbundled link.

VI. IntraLATA 800

      Reciprocal Compensation (refer to I above).

      Compensation for records exchanged = $.0115 per record

      800 database inquiry = $.003981 per database inquiry

VII. Unbundled Links

      A.    Monthly Rates

      1. 2 Wire Switched Voice Grade Analog Link     Statewide   =  $17.53

      2. 4 Wire Switched Voice Grade Analog Link     Statewide   =  $52.46

      3. 2 Wire Link Conditioned for Digital         Statewide   =  $43.79

      4. 4 Wire Link Conditioned for Digital         Statewide   =  $238.84

      5. ISDN Premium Link      =     Price determined on an Individual Case
      Basis upon request.

      6. Extended Link Service  =     Price determined on an Individual Case
      Basis upon request.

VIII. Unbundled Ports

      A.    Monthly Rates

      Residence voice grade port = $8.00
      Business voice grade port  = $8.00

IX. 911/E911 Interconnection

      Monthly Rate = $252.00 per month for an unequipped DS1 Port and $100.00 per month per voice grade trunk activated and equipped on the DS1 port.

X. Wholesale Discounts

      a.    Month- to- month discounts

      Resale with Operator                Business    =  18.78 %
            Services and Directory        Residence   =  17.30 %
            Assistance

      Resale without Operator             Business    =  20.25 %
            Services and Directory        Residence   =  19.04 %
            Assistance

      b.    Term and Volume Discounts

      To be negotiated based on receipt of a Bona Fide Re,quest

XI. Directory Assistance

            NYNEX-Branded DA                                = $.27 per message
            BROOKS FIBER-Branded DA                         = $.32 per message
            NYNEX Branded DA with Directory Assistance Call
            Completion (DACC)                               = $.52 per message*
            BROOKS FIBER Branded DA with DACC               = $.57 per message*

(*plus flat rate charge per MOU for Call Completion)

Operator Services - Call Completion Services

      0+ / Mechanized Call Completion
             Calling Card                        $.20 per call
             Collect                             $.40 per call
             Bill to Third Number                $.40 per call

      0- / Operator Assisted Call Completion     $.0230 per operator work second

Record Charges

      EMR format - per record charge             $.0102

                                PRICING SCHEDULE

Reciprocal Compensation Calculation

I.    Time of Day Definitions

II.   Base Rates - Per Minute of Use

      Peak        = $0.011

      Off-Peak    = $0.008

III. Formula for determining Reciprocal Compensation (% Peak Traffic + % Off-Peak Traffic = 100% for each Party)

  (BROOKS FIBER-originated Peak Minutes + NYNEX-originated Peak Minutes) * Peak
                   Rate / Total BROOKS FIBER + NYNEX Minutes

                                        +

 (BROOKS FIBER-originated Off-Peak Minutes + NYNEX-originated Off-Peak Minutes)
              * Off-Peak Rate / Total BROOKS FIBER + NYNEX Minutes

EXHIBIT A

                        NETWORK ELEMENT BONA FIDE REQUEST

      1. Each Party shall promptly consider and analyze access to a new unbundled Network Element with the submission of a Network Element Bona Fide Request hereunder. The Network Element Bona Fide Request process set forth herein does not apply to those services requested pursuant to Report & Order and Notice of Proposed Rulemaking 91-141 (rel. Oct. 19, 1992) P. 259 and n.603 or subsequent orders.

      2. A Network Element Bona Fide Request shall be submitted in writing and shall include a technical description of each requested Network Element.

      3. The requesting Party may cancel a Network Element Bona Fide Request at any time, but shall pay the other Party's reasonable and demonstrable costs of processing and/or implementing the Network Element Bona Fide Request up to the date of cancellation.

      4. Within ten (10) business days of its receipt, the receiving Party shall acknowledge receipt of the Network Element Bona Fide Request.

      5. Except under extraordinary circumstances, within thirty (30) days of its receipt of a Network Element Bona Fide Request, the receiving Party shall provide to the requesting Party a preliminary analysis of such Network Element Bona Fide Request. The preliminary analysis shall confirm that the receiving Party will offer access to the Network Element or will provide a detailed explanation that access to the Network Element is not technically feasible and/or that the request does not qualify as a Network Element that is required to be provided under the Act.

      6. If the receiving Party determines that the Network Element Bona Fide Request is technically feasible and otherwise qualifies under the Act, it shall promptly proceed with developing the Network Element Bona Fide Request upon receipt of written authorization from the requesting Party. When it receives such authorization, the receiving Party shall promptly develop the requested services, determine their availability, calculate the applicable prices and establish installation intervals.

      7. Unless the Parties otherwise agree, the Network Element Requested must be priced in accordance with Section 252(d)(1) of the Act.

      8. As soon as feasible, but not more than ninety (90) days after its receipt of authorization to proceed with developing the Network Element Bona Fide Request, the receiving Party shall provide to the requesting Party a Network Element Bona Fide Request quote which will include, at a minimum, a description of each Network Element, the availability, the applicable rates and the installation intervals.

      9. Within thirty (30) days of its receipt of the Network Element Bona Fide Request. quote, the requesting Party must either confirm its order for the Network Element Bona Fide Request pursuant to the Network Element Bona Fide Request quote or seek arbitration by the PUC pursuant to Section 252 of the Act.

      10. If a Party to a Network Element Bona Fide Request believes that the other Party is not requesting, negotiating or processing the Network Element Bona Fide Request in good faith, or disputes a determination, or price or cost quote, or is failing to act in accordance with Section 251 of the Act, such Party may seek mediation or arbitration by the PUC pursuant to Section 252 of the Act.

                                  Schedule 27.2

                         Performance Measurement Reports

                     Comparability Reports for Resale - POTS

-------------------------------------------
Product:     Resale - POTS
-------------------------------------------
State:       Rhode Island
-------------------------------------------
Time Period: (Monthly)
-------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                              Actual Service Performance
                                                    --------------------------------------------------------
Metric                                              Specific     All       NYNEX &    Top 10 (RI    Top 3
                                                    Carrier    Telecom.   Affiliate     only)      Carriers
                                                               Carriers                            (RI only)
------------------------------------------------------------------------------------------------------------
Provisioning
------------------------------------------------------------------------------------------------------------
   Number of Installation Orders
------------------------------------------------------------------------------------------------------------
   Average Interval - business days
------------------------------------------------------------------------------------------------------------
   % Complete w/in 5 Days - Residence
------------------------------------------------------------------------------------------------------------
   % Complete w/in 5 Days - Business
------------------------------------------------------------------------------------------------------------
   % Missed Appointment - NYNEX - Dispatch
------------------------------------------------------------------------------------------------------------
   % Missed Appointment - NYNEX - No Dispatch
------------------------------------------------------------------------------------------------------------
   % completed in 1business day - Dispatch
------------------------------------------------------------------------------------------------------------
   % completed in 1business day - No Dispatch
------------------------------------------------------------------------------------------------------------
   % Completed w/in 2 business days - Dispatch
------------------------------------------------------------------------------------------------------------
   % Completed w/in 2 business days - No Dispatch
------------------------------------------------------------------------------------------------------------
   % Completed w/in 3 business days - Dispatch
------------------------------------------------------------------------------------------------------------
   % Completed w/in 3 business days - No Dispatch
------------------------------------------------------------------------------------------------------------
   % Completed w/in 4 business days
------------------------------------------------------------------------------------------------------------
   % Completed w/in 5 business days
------------------------------------------------------------------------------------------------------------
   % Completed w/in 6 business days
------------------------------------------------------------------------------------------------------------
   % Installation Troubles w/in 7 Days
------------------------------------------------------------------------------------------------------------
   % Installation Troubles w/in 30 days
------------------------------------------------------------------------------------------------------------
   % Missed Appointment - Customer
------------------------------------------------------------------------------------------------------------
Maintenance
------------------------------------------------------------------------------------------------------------
   Total Number of Troubles Reported
------------------------------------------------------------------------------------------------------------
   Customer Trouble Report Rate
------------------------------------------------------------------------------------------------------------
   Mean Time to Repair
------------------------------------------------------------------------------------------------------------
   % Missed Repair Appointments
------------------------------------------------------------------------------------------------------------
   % Lines Out of Service > 4 Hours
------------------------------------------------------------------------------------------------------------
   % Lines Out of Service > 12 Hours
------------------------------------------------------------------------------------------------------------
   % Out of Service > 24 Hours
------------------------------------------------------------------------------------------------------------
   % Cleared within 24 Hours
------------------------------------------------------------------------------------------------------------
   % Repeat Reports w/in 30 days
------------------------------------------------------------------------------------------------------------
   % CPE Troubles
------------------------------------------------------------------------------------------------------------
   % Subsequent Trouble Reports
------------------------------------------------------------------------------------------------------------
   % No Trouble Found
------------------------------------------------------------------------------------------------------------
   % No Access
------------------------------------------------------------------------------------------------------------

Notes:
1. Customer Trouble Report Rate excludes CPE and subsequents
2. Subsequents are additional calls on open troubles
3. Some measures are an indicator of carrier performance, such as % no trouble found, % CPE and % no access

                Comparability Reports for Resale - SPECIALS - DS0

-------------------------------------------
Product:     Resale - Specials DS0
-------------------------------------------
State:       Rhode Island
-------------------------------------------
Time Period: (Monthly)
-------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                              Actual Service Performance
                                                    --------------------------------------------------------
Metric                                              Specific     All       NYNEX &    Top 10 (RI    Top 3
                                                    Carrier    Telecom.   Affiliate     only)      Carriers
                                                               Carriers                            (RI only)
------------------------------------------------------------------------------------------------------------
Provisioning
------------------------------------------------------------------------------------------------------------
   Number of Installation Orders
------------------------------------------------------------------------------------------------------------
   Average Interval - business days
------------------------------------------------------------------------------------------------------------
   % Complete w/in 5 Days - Residence
------------------------------------------------------------------------------------------------------------
   % Complete w/in 5 Days - Business
------------------------------------------------------------------------------------------------------------
   % Missed Appointment - NYNEX - Dispatch
------------------------------------------------------------------------------------------------------------
   % Missed Appointment - NYNEX - No Dispatch
------------------------------------------------------------------------------------------------------------
   % completed in 1business day - Dispatch
------------------------------------------------------------------------------------------------------------
   % completed in 1business day - No Dispatch
------------------------------------------------------------------------------------------------------------
   % Completed w/in 2 business days - Dispatch
------------------------------------------------------------------------------------------------------------
   % Completed w/in 2 business days - No Dispatch
------------------------------------------------------------------------------------------------------------
   % Completed w/in 3 business days - Dispatch
------------------------------------------------------------------------------------------------------------
   % Completed w/in 3 business days - No Dispatch
------------------------------------------------------------------------------------------------------------
   % Completed w/in 4 business days
------------------------------------------------------------------------------------------------------------
   % Completed w/in 5 business days
------------------------------------------------------------------------------------------------------------
   % Completed w/in 6 business days
------------------------------------------------------------------------------------------------------------
   % Installation Troubles w/in 7 Days
------------------------------------------------------------------------------------------------------------
   % Installation Troubles w/in 30 days
------------------------------------------------------------------------------------------------------------
   % Missed Appointment - Customer
------------------------------------------------------------------------------------------------------------
Maintenance
------------------------------------------------------------------------------------------------------------
   Total Number of Troubles Reported
------------------------------------------------------------------------------------------------------------
   Customer Trouble Report Rate
------------------------------------------------------------------------------------------------------------
   Mean Time to Repair
------------------------------------------------------------------------------------------------------------
   % Lines Out of Service > 4 Hours
------------------------------------------------------------------------------------------------------------
   % Lines Out of Service > 12 Hours
------------------------------------------------------------------------------------------------------------
   % Out of Service > 24 Hours
------------------------------------------------------------------------------------------------------------
   % Cleared within 24 Hours
------------------------------------------------------------------------------------------------------------
   % Repeat Reports w/in 30 days
------------------------------------------------------------------------------------------------------------
   % CPE Troubles
------------------------------------------------------------------------------------------------------------
   % Subsequent Trouble Reports
------------------------------------------------------------------------------------------------------------
   % No Trouble Found
------------------------------------------------------------------------------------------------------------
   % No Access
------------------------------------------------------------------------------------------------------------

Notes: 1. Customer Trouble Report Rate excludes CPE and subsequents, 2. Subsequents are additional calls on open troubles, 3. Some measures are an indicator of carrier performance, such as % no trouble found, % CPE and % no access

                Comparability Reports for Resale - SPECIALS - DS1

-------------------------------------------
Product:     Resale - Specials - DS1
-------------------------------------------
State:       Rhode Island
-------------------------------------------
Time Period: (Monthly)
-------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                              Actual Service Performance
                                                    --------------------------------------------------------
Metric                                              Specific     All       NYNEX &    Top 10 (RI    Top 3
                                                    Carrier    Telecom.   Affiliate     only)      Carriers
                                                               Carriers                            (RI only)
------------------------------------------------------------------------------------------------------------
Provisioning
------------------------------------------------------------------------------------------------------------
   Number of Installation Orders
------------------------------------------------------------------------------------------------------------
   Average Interval - business days
------------------------------------------------------------------------------------------------------------
   % Missed Appointment - NYNEX - Dispatch
------------------------------------------------------------------------------------------------------------
   % Missed Appointment - NYNEX - No Dispatch
------------------------------------------------------------------------------------------------------------
   % Installation Troubles w/in 30 days
------------------------------------------------------------------------------------------------------------
   % Missed Appointment - Customer
------------------------------------------------------------------------------------------------------------
Maintenance
------------------------------------------------------------------------------------------------------------
   Total Number of Troubles Reported
------------------------------------------------------------------------------------------------------------
   Customer Trouble Report Rate
------------------------------------------------------------------------------------------------------------
   Mean Time to Repair
------------------------------------------------------------------------------------------------------------
   % Lines Out of Service > 4 Hours
------------------------------------------------------------------------------------------------------------
   % Lines Out of Service > 12 Hours
------------------------------------------------------------------------------------------------------------
   % Out of Service > 24 Hours
------------------------------------------------------------------------------------------------------------
   % Cleared within 24 Hours
------------------------------------------------------------------------------------------------------------
   % Repeat Reports w/in 30 days
------------------------------------------------------------------------------------------------------------
   % CPE Troubles
------------------------------------------------------------------------------------------------------------
   % Subsequent Trouble Reports
------------------------------------------------------------------------------------------------------------
   % No Trouble Found
------------------------------------------------------------------------------------------------------------
   % No Access
------------------------------------------------------------------------------------------------------------

Notes: 1. Customer Trouble Report Rate excludes CPE and subsequents, 2. Subsequents are additional calls on open troubles, 3. Some measures are an indicator of carrier performance, such as % no trouble found, % CPE and % no access

                Comparability Reports for Resale - SPECIALS - DS3

-------------------------------------------
Product:     Resale - Specials - DS3
-------------------------------------------
State:       Rhode Island
-------------------------------------------
Time Period: (Monthly)
-------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                              Actual Service Performance
                                                    --------------------------------------------------------
Metric                                              Specific     All       NYNEX &    Top 10 (RI    Top 3
                                                    Carrier    Telecom.   Affiliate     only)      Carriers
                                                               Carriers                            (RI only)
------------------------------------------------------------------------------------------------------------
Provisioning
------------------------------------------------------------------------------------------------------------
   Number of Installation Orders
------------------------------------------------------------------------------------------------------------
   Average Interval - business days
------------------------------------------------------------------------------------------------------------
   % Complete w/in 5 Days - Residence
------------------------------------------------------------------------------------------------------------
   % Complete w/in 5 Days - Business
------------------------------------------------------------------------------------------------------------
   % Missed Appointment - NYNEX - Dispatch
------------------------------------------------------------------------------------------------------------
   % Missed Appointment - NYNEX - No Dispatch
------------------------------------------------------------------------------------------------------------
   % Installation Troubles w/in 30 days
------------------------------------------------------------------------------------------------------------
   % Missed Appointment - Customer
------------------------------------------------------------------------------------------------------------
Maintenance
------------------------------------------------------------------------------------------------------------
   Total Number of Troubles Reported
------------------------------------------------------------------------------------------------------------
   Customer Trouble Report Rate
------------------------------------------------------------------------------------------------------------
   Mean Time to Repair
------------------------------------------------------------------------------------------------------------
   % Lines Out of Service > 4 Hours
------------------------------------------------------------------------------------------------------------
   % Lines Out of Service > 12 Hours
------------------------------------------------------------------------------------------------------------
   % Out of Service > 24 Hours
------------------------------------------------------------------------------------------------------------
   % Cleared within 24 Hours
------------------------------------------------------------------------------------------------------------
   % Repeat Reports w/in 30 days
------------------------------------------------------------------------------------------------------------
   % CPE Troubles
------------------------------------------------------------------------------------------------------------
   % Subsequent Trouble Reports
------------------------------------------------------------------------------------------------------------
   % No Trouble Found
------------------------------------------------------------------------------------------------------------
   % No Access
------------------------------------------------------------------------------------------------------------

Notes: 1. Customer Trouble Report Rate excludes CPE and subsequents, 2. Subsequents are additional calls on open troubles, 3. Some measures are an indicator of carrier performance, such as % no trouble found, % CPE and % no access

              Comparability Reports for Resale - SPECIALS - Other

-------------------------------------------
Product:     Resale - Specials - Other
-------------------------------------------
State:       Rhode Island
-------------------------------------------
Time Period: (Monthly)
-------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                              Actual Service Performance
                                                    --------------------------------------------------------
Metric                                              Specific     All       NYNEX &    Top 10 (RI    Top 3
                                                    Carrier    Telecom.   Affiliate     only)      Carriers
                                                               Carriers                            (RI only)
------------------------------------------------------------------------------------------------------------
Provisioning
------------------------------------------------------------------------------------------------------------
   Number of Installation Orders
------------------------------------------------------------------------------------------------------------
   Average Interval - business days
------------------------------------------------------------------------------------------------------------
   % Complete w/in 5 Days - Residence
------------------------------------------------------------------------------------------------------------
   % Complete w/in 5 Days - Business
------------------------------------------------------------------------------------------------------------
   % Missed Appointment - NYNEX - Dispatch
------------------------------------------------------------------------------------------------------------
   % Missed Appointment - NYNEX - No Dispatch
------------------------------------------------------------------------------------------------------------
   % Installation Troubles w/in 30 days
------------------------------------------------------------------------------------------------------------
   % Missed Appointment - Customer
------------------------------------------------------------------------------------------------------------
Maintenance
------------------------------------------------------------------------------------------------------------
   Total Number of Troubles Reported
------------------------------------------------------------------------------------------------------------
   Customer Trouble Report Rate
------------------------------------------------------------------------------------------------------------
   Mean Time to Repair
------------------------------------------------------------------------------------------------------------
   % Lines Out of Service > 4 Hours
------------------------------------------------------------------------------------------------------------
   % Lines Out of Service > 12 Hours
------------------------------------------------------------------------------------------------------------
   % Out of Service > 24 Hours
------------------------------------------------------------------------------------------------------------
   % Cleared within 24 Hours
------------------------------------------------------------------------------------------------------------
   % Repeat Reports w/in 30 days
------------------------------------------------------------------------------------------------------------
   % CPE Troubles
------------------------------------------------------------------------------------------------------------
   % Subsequent Trouble Reports
------------------------------------------------------------------------------------------------------------
   % No Trouble Found
------------------------------------------------------------------------------------------------------------
   % No Access
------------------------------------------------------------------------------------------------------------

Notes: 1. Customer Trouble Report Rate excludes CPE and subsequents, 2. Subsequents are additional calls on open troubles, 3. Some measures are an indicator of carrier performance, such as % no trouble found, % CPE and % no access

               Comparability Reports for Unbundled Elements - POTS

-------------------------------------------------------------
Product:     Unbundled Elements - POTS (Dial Tone Services)
-------------------------------------------------------------
State:       Rhode Island
-------------------------------------------------------------
Time Period: (Monthly)
-------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                              Actual Service Performance
                                                    --------------------------------------------------------
Metric                                              Specific     All       NYNEX &    Top 10 (RI    Top 3
                                                    Carrier    Telecom.   Affiliate     only)      Carriers
                                                               Carriers                            (RI only)
------------------------------------------------------------------------------------------------------------
Provisioning
------------------------------------------------------------------------------------------------------------
   Number of Installation Orders
------------------------------------------------------------------------------------------------------------
   Average Interval - business days
------------------------------------------------------------------------------------------------------------
   % Complete w/in 1 Days - Residence
------------------------------------------------------------------------------------------------------------
   % Complete w/in 1 Days - Business
------------------------------------------------------------------------------------------------------------
   % completed in 2 business day - Dispatch
------------------------------------------------------------------------------------------------------------
   % completed in 2 business day - No Dispatch
------------------------------------------------------------------------------------------------------------
   % Completed w/in 3 business days - Dispatch
------------------------------------------------------------------------------------------------------------
   % Completed w/in 3 business days - No Dispatch
------------------------------------------------------------------------------------------------------------
   % Completed w/in 4 business days
------------------------------------------------------------------------------------------------------------
   % Completed w/in 5 business days
------------------------------------------------------------------------------------------------------------
   % Completed w/in 6 business days
------------------------------------------------------------------------------------------------------------
   % Missed Appointment - NYNEX - Dispatch
------------------------------------------------------------------------------------------------------------
   % Missed Appointment - NYNEX - No Dispatch
------------------------------------------------------------------------------------------------------------
   % Installation Troubles w/in 7 Days
------------------------------------------------------------------------------------------------------------
   % Installation Troubles w/in 30 days
------------------------------------------------------------------------------------------------------------
   % Missed Appointment - Customer
------------------------------------------------------------------------------------------------------------
Maintenance
------------------------------------------------------------------------------------------------------------
   Total Number of Troubles Reported
------------------------------------------------------------------------------------------------------------
   Customer Trouble Report Rate
------------------------------------------------------------------------------------------------------------
   Customer Trouble Report Rate - Loop
------------------------------------------------------------------------------------------------------------
   Customer Trouble Report Rate - CO
------------------------------------------------------------------------------------------------------------
   % Missed Repair Appointments
------------------------------------------------------------------------------------------------------------
   Mean Time to Repair - Loop Trouble
------------------------------------------------------------------------------------------------------------
   Mean Time to Repair - CO Trouble
------------------------------------------------------------------------------------------------------------
   % Lines Out of Service > 4 Hours
------------------------------------------------------------------------------------------------------------
   % Lines Out of Service > 12 Hours
------------------------------------------------------------------------------------------------------------
   % Out of Service > 24 Hours
------------------------------------------------------------------------------------------------------------
   % Cleared within 24 Hours
------------------------------------------------------------------------------------------------------------
   % Repeat Reports w/in 30 days
------------------------------------------------------------------------------------------------------------
   % Subsequent Trouble Reports
------------------------------------------------------------------------------------------------------------
   % CPE Troubles
------------------------------------------------------------------------------------------------------------
   % No Trouble Found
------------------------------------------------------------------------------------------------------------
   % No Access
------------------------------------------------------------------------------------------------------------

Notes: 1. Customer Trouble Report Rate excludes CPE and subsequents, 2. Subsequents are additional calls on open troubles, 3. Some measures are an indicator of carrier performance, such as % no trouble found, % CPE and % no access, 4., Other Unbundled elements include equivalent complex special services requiring specialized circuit design

          Comparability Reports for Unbundled Elements - Specials - DS0

------------------------------------------------------
Product:     Other Unbundled Elements - SPECIALS - DS0
------------------------------------------------------
State:       Rhode Island
------------------------------------------------------
Time Period: (Monthly)
------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                              Actual Service Performance
                                                    --------------------------------------------------------
Metric                                              Specific     All       NYNEX &    Top 10 (RI    Top 3
                                                    Carrier    Telecom.   Affiliate     only)      Carriers
                                                               Carriers                            (RI only)
------------------------------------------------------------------------------------------------------------
Provisioning
------------------------------------------------------------------------------------------------------------
   Number of Installation Orders
------------------------------------------------------------------------------------------------------------
   Average Interval - business days
------------------------------------------------------------------------------------------------------------
   % Missed Appointment - NYNEX - Dispatch
------------------------------------------------------------------------------------------------------------
   % Missed Appointment - NYNEX - No Dispatch
------------------------------------------------------------------------------------------------------------
   % Installation Troubles w/in 30 days
------------------------------------------------------------------------------------------------------------
   % Missed Appointment - Customer
------------------------------------------------------------------------------------------------------------
Maintenance
------------------------------------------------------------------------------------------------------------
   Total Number of Troubles Reported
------------------------------------------------------------------------------------------------------------
   Customer Trouble Report Rate
------------------------------------------------------------------------------------------------------------
   Mean Time to Repair
------------------------------------------------------------------------------------------------------------
   % Out of Service > 4 hours
------------------------------------------------------------------------------------------------------------
   % Out of Service > 24 Hours
------------------------------------------------------------------------------------------------------------
   % Repeat Reports w/in 30 days
------------------------------------------------------------------------------------------------------------
   % Subsequent Trouble Reports
------------------------------------------------------------------------------------------------------------
   % CPE Troubles
------------------------------------------------------------------------------------------------------------
   % No Trouble Found
------------------------------------------------------------------------------------------------------------
   % No Access
------------------------------------------------------------------------------------------------------------

Notes:
1. Customer Trouble Report Rate excludes CPE and subsequents
2. Subsequents are additional calls on open troubles
3. Some measures are an indicator of carrier performance, such as % no trouble found, % CPE and % no access
4. Other Unbundled elements include equivalent complex special services requiring specialized circuit design

          Comparability Reports for Unbundled Elements - Specials - DS1

------------------------------------------------------
Product:     Other Unbundled Elements - SPECIALS - DS1
------------------------------------------------------
State:       Rhode Island
------------------------------------------------------
Time Period: (Monthly)
------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                              Actual Service Performance
                                                    --------------------------------------------------------
Metric                                              Specific     All       NYNEX &    Top 10 (RI    Top 3
                                                    Carrier    Telecom.   Affiliate     only)      Carriers
                                                               Carriers                            (RI only)
------------------------------------------------------------------------------------------------------------
Provisioning
------------------------------------------------------------------------------------------------------------
   Number of Installation Orders
------------------------------------------------------------------------------------------------------------
   Average Interval - business days
------------------------------------------------------------------------------------------------------------
   % Missed Appointment - NYNEX - Dispatch
------------------------------------------------------------------------------------------------------------
   % Missed Appointment - NYNEX - No Dispatch
------------------------------------------------------------------------------------------------------------
   % Installation Troubles w/in 30 days
------------------------------------------------------------------------------------------------------------
   % Missed Appointment - Customer
------------------------------------------------------------------------------------------------------------
Maintenance
------------------------------------------------------------------------------------------------------------
   Total Number of Troubles Reported
------------------------------------------------------------------------------------------------------------
   Customer Trouble Report Rate
------------------------------------------------------------------------------------------------------------
   Mean Time to Repair
------------------------------------------------------------------------------------------------------------
   % Out of Service > 4 hours
------------------------------------------------------------------------------------------------------------
   % Out of Service > 24 Hours
------------------------------------------------------------------------------------------------------------
   % Repeat Reports w/in 30 days
------------------------------------------------------------------------------------------------------------
   % Subsequent Trouble Reports
------------------------------------------------------------------------------------------------------------
   % CPE Troubles
------------------------------------------------------------------------------------------------------------
   % No Trouble Found
------------------------------------------------------------------------------------------------------------
   % No Access
------------------------------------------------------------------------------------------------------------

Notes:
1. Customer Trouble Report Rate excludes CPE and subsequents
2. Subsequents are additional calls on open troubles
3. Some measures are an indicator of carrier performance, such as % no trouble found, % CPE and % no access
4. Other Unbundled elements include equivalent complex special services requiring specialized circuit design

          Comparability Reports for Unbundled Elements - Specials - DS3

-------------------------------------------------------
Product:     Other Unbundled Elements - SPECIALS - DS3
-------------------------------------------------------
State:       Rhode Island
-------------------------------------------------------
Time Period: (Monthly)
-------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                              Actual Service Performance
                                                    --------------------------------------------------------
Metric                                              Specific     All       NYNEX &    Top 10 (RI    Top 3
                                                    Carrier    Telecom.   Affiliate     only)      Carriers
                                                               Carriers                            (RI only)
------------------------------------------------------------------------------------------------------------
Provisioning
------------------------------------------------------------------------------------------------------------
   Number of Installation Orders
------------------------------------------------------------------------------------------------------------
   Average Interval - business days
------------------------------------------------------------------------------------------------------------
   % Missed Appointment - NYNEX - Dispatch
------------------------------------------------------------------------------------------------------------
   % Missed Appointment - NYNEX - No Dispatch
------------------------------------------------------------------------------------------------------------
   % Installation Troubles w/in 30 days
------------------------------------------------------------------------------------------------------------
   % Missed Appointment - Customer
------------------------------------------------------------------------------------------------------------
Maintenance
------------------------------------------------------------------------------------------------------------
   Total Number of Troubles Reported
------------------------------------------------------------------------------------------------------------
   Customer Trouble Report Rate
------------------------------------------------------------------------------------------------------------
   Mean Time to Repair
------------------------------------------------------------------------------------------------------------
   % Out of Service > 4 hours
------------------------------------------------------------------------------------------------------------
   % Out of Service > 24 Hours
------------------------------------------------------------------------------------------------------------
   % Repeat Reports w/in 30 days
------------------------------------------------------------------------------------------------------------
   % Subsequent Trouble Reports
------------------------------------------------------------------------------------------------------------
   % CPE Troubles
------------------------------------------------------------------------------------------------------------
   % No Trouble Found
------------------------------------------------------------------------------------------------------------
   % No Access
------------------------------------------------------------------------------------------------------------

Notes:
1. Customer Trouble Report Rate excludes CPE and subsequents
2. Subsequents are additional calls on open troubles
3. Some measures are an indicator of carrier performance, such as % no trouble found, % CPE and % no access
4. Other Unbundled elements include equivalent complex special services requiring specialized circuit design

         Comparability Reports for Unbundled Elements - Specials - Other

--------------------------------------------------------
Product:     Other Unbundled Elements - SPECIALS - Other
--------------------------------------------------------
State:       Rhode Island
--------------------------------------------------------
Time Period: (Monthly)
--------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                              Actual Service Performance
                                                    --------------------------------------------------------
Metric                                              Specific     All       NYNEX &    Top 10 (RI    Top 3
                                                    Carrier    Telecom.   Affiliate     only)      Carriers
                                                               Carriers                            (RI only)
------------------------------------------------------------------------------------------------------------
Provisioning
------------------------------------------------------------------------------------------------------------
   Number of Installation Orders
------------------------------------------------------------------------------------------------------------
   Average Interval - business days
------------------------------------------------------------------------------------------------------------
   % Missed Appointment - NYNEX - Dispatch
------------------------------------------------------------------------------------------------------------
   % Missed Appointment - NYNEX - No Dispatch
------------------------------------------------------------------------------------------------------------
   % Installation Troubles w/in 30 days
------------------------------------------------------------------------------------------------------------
   % Missed Appointment - Customer
------------------------------------------------------------------------------------------------------------
Maintenance
------------------------------------------------------------------------------------------------------------
   Total Number of Troubles Reported
------------------------------------------------------------------------------------------------------------
   Customer Trouble Report Rate
------------------------------------------------------------------------------------------------------------
   Mean Time to Repair
------------------------------------------------------------------------------------------------------------
   % Out of Service > 4 hours
------------------------------------------------------------------------------------------------------------
   % Out of Service > 24 Hours
------------------------------------------------------------------------------------------------------------
   % Repeat Reports w/in 30 days
------------------------------------------------------------------------------------------------------------
   % Subsequent Trouble Reports
------------------------------------------------------------------------------------------------------------
   % CPE Troubles
------------------------------------------------------------------------------------------------------------
   % No Trouble Found
------------------------------------------------------------------------------------------------------------
   % No Access
------------------------------------------------------------------------------------------------------------

Notes:
1. Customer Trouble Report Rate excludes CPE and subsequents
2. Subsequents are additional calls on open troubles
3. Some measures are an indicator of carrier performance, such as % no trouble found, % CPE and % no access
4. Other Unbundled elements include equivalent complex special services requiring specialized circuit design

                    Comparability Reports for Interconnection

            If appropriate - to be broken down into DS0, DS1 and DS3

-------------------------------------------
Product:     Interconnection Trunks
-------------------------------------------
State:       Rhode Island
-------------------------------------------
Time Period: (Monthly)
-------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                              Actual Service Performance
                                                    --------------------------------------------------------
Metric                                              Specific     All       NYNEX &    Top 10 (RI    Top 3
                                                    Carrier    Telecom.   Affiliate     only)      Carriers
                                                               Carriers                            (RI only)
------------------------------------------------------------------------------------------------------------
Provisioning
------------------------------------------------------------------------------------------------------------
   Number of Installation Orders
------------------------------------------------------------------------------------------------------------
   Average Interval - business days
------------------------------------------------------------------------------------------------------------
   % Missed Appointment - NYNEX
------------------------------------------------------------------------------------------------------------
   % Installation Troubles w/in 30 days
------------------------------------------------------------------------------------------------------------
   % Missed Appointment - Customer
------------------------------------------------------------------------------------------------------------
Maintenance
------------------------------------------------------------------------------------------------------------
   Total Number of Troubles Reported
------------------------------------------------------------------------------------------------------------
   Customer Trouble Report Rate
------------------------------------------------------------------------------------------------------------
   Mean Time to Repair
------------------------------------------------------------------------------------------------------------
   % Out of Service > 2 Hours
------------------------------------------------------------------------------------------------------------
   % Out of Service > 4 Hours
------------------------------------------------------------------------------------------------------------
   % Out of Service > 12 Hours
------------------------------------------------------------------------------------------------------------
   % Out of Service > 24 Hours
------------------------------------------------------------------------------------------------------------
   % Repeat Reports w/in 30 days
------------------------------------------------------------------------------------------------------------
   % Subsequent Trouble Reports
------------------------------------------------------------------------------------------------------------
   % No Trouble Found
------------------------------------------------------------------------------------------------------------

Notes:
1. Customer Trouble Report Rate excludes CPE and subsequents
2. Subsequents are additional calls on open troubles
3. Some measures are an indicator of carrier performance, such as % no trouble found, % CPE and % no access

Reports Defined - Service Category

--------------------------------------------------------------------------------
Name                           Definition
--------------------------------------------------------------------------------
Resale - POTS                  Retail Products sold on a wholesale basis to a
                               reseller. Services are bundled and equal to those
                               sold on a retail basis.
--------------------------------------------------------------------------------
Resale - Special               Resold services that require design intervention.
                               These include higher capacity lines and
                               interoffice facilities used in concert with a
                               local facility. Reported at the DS0, DS1, DS3 and
                               Other level.
--------------------------------------------------------------------------------
Unbundled Elements - POTS      Unbundled Network Elements that in part or
                               combined would create a POTS type service.
                               Elements include: Loops, Ports, NIDs, House and
                               Riser and combinations. Interim number
                               portability orders are also included.
--------------------------------------------------------------------------------
Unbundled Elements - Special   Unbundled Network Elements that in part or in
                               combination would require design intervention.
                               These include higher capacity lines and
                               interoffice facilities used in concert with a
                               local facility. Reported at the DS0, DS1, DS3 and
                               Other level.
--------------------------------------------------------------------------------
Interconnection Trunks         Trunks provisioned to carry traffic between NYNEX
                               Central offices to the local co-carrier (CLEC).
                               Interconnection trunks can be within the walls of
                               a central office to a co-located POT bay, or
                               between a NYNEX end office and a CLEC (local
                               co-carrier) office.
--------------------------------------------------------------------------------

Column Definitions

--------------------------------------------------------------------------------
Name                               Definition
--------------------------------------------------------------------------------
Local Co-Carrier (CLEC/Reseller)   Service performance results for the specific
Specific                           Local Co-Carrier (Reseller/CLEC) within
                                   designated geographic report.
--------------------------------------------------------------------------------
All                                Aggregated service performance results for
                                   all Local Co-Carriers CLECs/Resellers in
                                   geographic report
--------------------------------------------------------------------------------
NYNEX and Affiliates               Service performance results for NYNEX end
                                   users (business and residential) and the
                                   services provided to a NYNEX affiliates end
                                   users. Excludes reseller/CLEC results.
--------------------------------------------------------------------------------
Top 100 Largest Customers          Mass. Only. Aggregated service performance
                                   results for the largest 100 NYNEX business
                                   end users.
--------------------------------------------------------------------------------
Top 10 Largest Customers           RI Only. Aggregated service performance
                                   results for the largest 10 NYNEX business end
                                   users.
--------------------------------------------------------------------------------
Top 3 Carriers                     RI Only. Aggregated service performance
                                   results for three largest carriers and their
                                   respective CLEC/Reseller operations. Not
                                   intended as a comparison to Long Distance
                                   Access Services.
--------------------------------------------------------------------------------

                                   APPENDIX 2

                                                                      Appendix 2

                  SCHEDULE 4.0 Network Interconnection Schedule

LATA        HARVARDNET N-IP         BA-IP                   ACTIVATION DATE

TBD         TBD                     TBD                     TBD